As Filed with the Securities and Exchange Commission on December 2, 2011
REGISTRATION NO. 33-19628
811-03563

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 34

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 49
To Registration Statement on Form N-3

MONEY MARKET VARIABLE ACCOUNT
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (800) 752-7219

Sandra M. DaDalt, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park SC 2335
Wellesley Hills, Massachusetts 02481
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☑ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

PART A

COMPASS 3

Prospectus DECEMBER 2, 2011

Sun Life Assurance Company of Canada (U.S.) (the “Company”) and Sun Life of Canada (U.S.) Variable Account L (the “Variable Account”) of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the “Contracts”).

You may choose among six variable investment options and a fixed investment option. The variable investment options are the sub-accounts of the Variable Account, each of which invests in one of the following investment portfolios (the “Funds’) of the MFS® Variable Insurance Trust II (the “Trust”), advised by our affiliate, Massachusetts Financial Services Company (“MFS”):

MFS® Money Market Portfolio
MFS® High Yield Portfolio
MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Government Securities Portfolio
MFS® Global Governments Portfolio
MFS® Total Return Portfolio

The fixed investment option pays interest at a guaranteed fixed rate.

Please read this Prospectus carefully before investing and keep it for future reference. It contains important information about the Contracts and the Variable Account.

We have filed a Statement of Additional Information dated December 2, 2011 (the “SAI”) with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 30 of this Prospectus. You may obtain a copy of the SAI without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7216. In addition, the SEC has a website (www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. It is possible to lose money by investing in the Variable Account. An investment in the MFS Money Market Portfolio is neither insured nor guaranteed by the U.S. Government.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Page

DEFINITIONS [INSERT PAGE NUMBER]
SYNOPSIS [INSERT PAGE NUMBER]
EXPENSE SUMMARY [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
THE COMPANY, THE VARIABLE ACCOUNT, AND THE TRUST [INSERT PAGE NUMBER]
The Company [INSERT PAGE NUMBER]
The Variable Account [INSERT PAGE NUMBER]
The Trust [INSERT PAGE NUMBER]
The Fixed Account [INSERT PAGE NUMBER]
PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD                                                                                                                                                                [INSERT PAGE NUMBER]
Purchase Payments [INSERT PAGE NUMBER]
Net Investment Factor [INSERT PAGE NUMBER]
Transfers [INSERT PAGE NUMBER]
Short-Term Trading [INSERT PAGE NUMBER]
CASH WITHDRAWALS [INSERT PAGE NUMBER]
Section 403(b) Annuities [INSERT PAGE NUMBER]
Texas Optional Retirement Program [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Contract Maintenance Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Withdrawal Charges [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Determination of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Owner [INSERT PAGE NUMBER]
Death of Owner [INSERT PAGE NUMBER]
Voting Rights [INSERT PAGE NUMBER]
Periodic Reports [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
OWNER INQUIRIES [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS [INSERT PAGE NUMBER]
APPENDIX A - THE FIXED ACCOUNT [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS AND WITHDRAWAL CHARGES [INSERT PAGE NUMBER]

DEFINITIONS

This section provides definitions or brief explanations of the following terms used in this Prospectus. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

The terms “we,” “us,” and “the Company” will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term “you” to refer to the Owner of the Contract.

Accumulation Account: An account we establish for the Contract to which we credit Net Purchase Payments in the form of Accumulation Units.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both (1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

Annuity Commencement Date: The date on which we are to make the first annuity payment. This date may not be later than the first day of the month following the youngest Annuitant’s 95th birthday.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Business Day: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit. A Business Day generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading).

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as “we,” “us,” and “the Company”).

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: Receipt by the Company of (1) an original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, and (2) any other information or documentation required by the Company that is necessary to make payment (e.g. taxpayer identification numbers, beneficiary names and addresses, state inheritance tax waivers, etc.).

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Fund: One of the investment portfolios of the MFS® Variable Insurance Trust II.

Net Purchase Payment: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code of 1986, as amended (the “Code”). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as “you”.

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the last surviving Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Code.

Seven Year Anniversary:  The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

Sub-Account: That portion of the Variable Account that invests in shares of a specific Fund.

Us: Sun Life Assurance Company of Canada (U.S.).

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

We: Sun Life Assurance Company of Canada (U.S.).

You: The Owner of the Contract.

SYNOPSIS

You may allocate Purchase Payments to the Sub-Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see “Purchase Payments” below). During the Accumulation Period you may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account, subject to certain conditions (see “Transfers”).

We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge ranging from 6% to 0%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see “Cash Withdrawals” and “Withdrawal Charges”).

Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Sections 403(b) and 408A of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see “Tax Considerations”).

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see “Death Benefit”).

On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $30. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see “Contract Maintenance Charge”).

We also deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets of Sub-Accounts attributable to the Contracts (see “Mortality and Expense Risk Charge” below).  In addition, for the first seven Contract Years we deduct a distribution expense risk charge equal to an annual rate of 0.15% of the daily net assets in the Sub-Accounts attributable to the Contracts. We do not deduct the distribution expense risk charge after the seventh Contract Anniversary (see “Mortality and Expense Risk Charge and Distribution Expense Risk Charge”).

We also make a deduction from the Sub-Accounts for the investment management fees payable to the investment adviser of the MFS Variable Insurance Trust II (the “Trust”), Massachusetts Financial Services Company (“MFS”). These fees are based on the average daily net assets of each Sub-Account (see “EXPENSE SUMMARY”).

We will deduct a charge for premium taxes payable to any governmental entity (see “Premium Taxes”).

Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see “Annuity Provisions”).

If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract’s Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state law requires, we will refund the full amount of all Purchase Payments you have made.

EXPENSE SUMMARY

The table below describes the fees and expenses that you will pay when you buy the Contract, surrender the Contract, or transfer Contract Value among Sub-Accounts. State premium taxes may also be deducted.

Owner Transaction Expenses

Deferred Sales Load (as a percentage of Purchase Payments withdrawn(1))

Years Payment in Account
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Maximum Transfer Fee	$15(2)

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%(3)

The tables below describe the fees and expenses that you will pay periodically while you own the Contract, not including Fund fees and expenses.

Annual Contract Maintenance Charge	$30

Variable Account Annual Expenses
(as a percentage of average net assets)

Mortality and Expense Risk Charge	1.25%
Distribution Expense Risk Charge	0.15%(4)

Maximum Variable Account Annual Expenses	1.40%

The table below shows the lowest and highest total operating expenses charged by the Funds( for the year ended December 31, 2010) that you may pay periodically during the time that you own the Contract. More detail concerning these fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses(5)	Lowest	Highest
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.59%	1.15%

(1)
A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for seven years, it may be withdrawn free of any withdrawal charge. See “Cash Withdrawals” and “Withdrawal Charges.”

(2)	Currently, we do not impose a fee for transfers. (See “Short-Term Trading.”)

(3)
The premium tax rate and base vary by your state of residence and the type of Contract you own. We may deduct premium taxes from Contract Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

(4)	The distribution expense risk charge is imposed only during the first seven Contract Years.

(5)
The Fund expenses shown, which include any acquired fund fees and expenses, were provided to us by the Funds and do not reflect any fee waivers or reimbursements. We have not independently verified such information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

EXAMPLE

This “Example” is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include withdrawal charges, the annual contract fee, Variable Account annual expenses, and Fund fees and expenses.

The Example assumes:

•      a $10,000 investment in the contract for the time periods indicated;
•      a 5% return each year;
•      the maximum fees and expenses of any of the Funds;
•      an average contract size of $30,000 for the purpose of converting the annual contract fee to a percentage;
•	the maximum Variable Account fees;
•      no premium taxes were deducted; and
•      no transfers were made.

If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
808	1,273	1,765	2,983

If you annuitize your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
268	823	1,405	2,983

If you do not surrender your Contract, at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
268	823	1,405	2,983

Please remember that the Example is an illustration and should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those reflected in the Example. Similarly, your annual rate of return may be more or less than the 5% rate assumed in the Example.

CONDENSED FINANCIAL INFORMATION

The following information should be read in conjunction with the financial statements of the Variable Account appearing in the SAI. Note that “Level 2” refers to values after the seventh Contract Anniversary when the 0.15% Distribution Expense Risk Charge is no longer deducted from the Variable Account.

	ACCUMULATION UNIT VALUES*

Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year

MFS® Global Governments Portfolio	$29.508	$30.421	6	2010
	29.059	29.508	7	2009
	26.814	29.059	11	2008
	25.017	26.814	15	2007
	24.209	25.017	18	2006
	26.561	24.209	26	2005
	24.578	26.561	28	2004
	21.638	24.578	41	2003
	18.269	21.638	58	2002
	19.007	18.269	68	2001

MFS® Global Governments Portfolio – Level 2	17.438	18.003	230	2010
	17.147	17.438	274	2009
	15.798	17.147	306	2008
	14.718	15.798	332	2007
	14.221	14.718	403	2006
	15.580	14.221	468	2005
	14.396	15.580	500	2004
	12.655	14.396	559	2003
	10.669	12.655	568	2002
	11.083	10.669	574	2001

MFS® Government Securities Portfolio	31.409	32.441	3	2010
	30.417	31.409	10	2009
	28.419	30.417	20	2008
	26.924	28.419	28	2007
	26.295	26.924	40	2006
	26.082	26.295	69	2005
	25.501	26.082	100	2004
	25.284	25.501	147	2003
	23.434	25.284	205	2002
	22.105	23.434	254	2001

MFS® Government Securities Portfolio – Level 2	18.530	19.168	667	2010
	17.918	18.530	731	2009
	16.717	17.918	831	2008
	15.814	16.717	889	2007
	15.421	15.814	1,054	2006
	15.274	15.421	1,280	2005
	14.912	15.274	1,377	2004
	14.763	14.912	1,562	2003
	13.663	14.763	1,692	2002
	12.868	13.663	1,617	2001

MFS® High Yield Portfolio	30.972	35.117	6	2010
	21.266	30.972	8	2009
	29.556	21.266	13	2008
	29.459	29.556	21	2007
	27.043	29.459	34	2006
	26.943	27.043	47	2005
	25.048	26.943	67	2004
	20.986	25.048	115	2003
	21.349	20.986	178	2002
	22.043	21.349	231	2001

MFS High Yield Portfolio – Level 2	16.700	18.963	428	2010
	11.450	16.700	493	2009
	15.890	11.450	558	2008
	15.814	15.890	579	2007
	14.495	15.814	774	2006
	14.421	14.495	937	2005
	13.386	14.421	971	2004
	11.199	13.386	2,631	2003
	11.376	11.199	2,684	2002
	11.728	11.376	1,131	2001

MFS® Massachusetts Investors Growth Stock Portfolio	36.129	40.282	20	2010
(Capital Appreciation)	26.107	36.129	27	2009
	41.858	26.107	46	2008
	38.235	41.858	73	2007
	36.524	38.235	128	2006
	36.678	36.524	237	2005
	33.539	36.678	413	2004
	26.334	33.539	621	2003
	39.314	26.334	812	2002
	53.342	39.314	999	2001

MFS Massachusetts Investors Growth Stock Portfolio –	15.151	16.917	2,588	2010
Level 2 (Capital Appreciation)	10.932	15.151	2,945	2009
	17.501	10.932	3,335	2008
	15.963	17.501	3,671	2007
	15.226	15.963	4,378	2006
	15.267	15.226	5,248	2005
	13.940	15.267	5,798	2004
	10.929	13.940	6,086	2003
	16.292	10.929	6,148	2002
	22.072	16.292	6,705	2001

MFS® Money Market Portfolio	17.544	17.302	11	2010
	17.790	17.544	18	2009
	17.704	17.790	45	2008
	17.152	17.704	64	2007
	16.638	17.152	131	2006
	16.443	16.638	218	2005
	16.553	16.443	97	2004
	16.680	16.553	155	2003
	16.712	16.680	186	2002
	16.334	16.712	222	2001

MFS® Money Market Portfolio – Level 2	13.249	13.086	1,106	2010
	13.415	13.249	1,332	2009
	13.330	13.415	1,673	2008
	12.895	13.330	1,871	2007
	12.491	12.895	1,969	2006
	12.326	12.491	2,384	2005
	12.390	12.326	2,259	2004
	12.466	12.390	896	2003
	12.472	12.466	1,113	2002
	12.172	12.472	2,835	2001

MFS® Total Return Portfolio	45.750	49.689	23	2010
	39.224	45.750	48	2009
	51.169	39.224	74	2008
	49.947	51.169	107	2007
	45.236	49.947	142	2006
	44.592	45.236	217	2005
	40.597	44.592	315	2004
	35.160	40.597	453	2003
	37.771	35.160	634	2002
	38.380	37.771	838	2001

MFS® Total Return Portfolio – Level 2	22.284	24.238	2,757	2010
	19.077	22.284	3,136	2009
	24.850	19.077	3,572	2008
	24.220	24.850	4,116	2007
	21.903	24.220	4,695	2006
	21.559	21.903	5,462	2005
	19.599	21.559	5,646	2004
	16.949	19.599	5,946	2003
	18.180	16.949	6,236	2002
	18.446	18.180	6,537	2001

* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

FINANCIAL STATEMENTS

The full financial statements for the Variable Account and Sun Life Assurance Company of Canada (U.S.) are in the Statement of Additional Information.

THE COMPANY, THE VARIABLE ACCOUNT, AND THE TRUST

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”), a diversified financial services organization. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended, with common shares listed on the Toronto, New York, and Philippine stock exchanges.

The Variable Account

We established the Variable Account as a separate account of the Company on July 21, 1982, pursuant to a resolution of our Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and was initially registered with the Securities and Exchange Commission as a management separate account under the Investment Company Act of 1940. Pursuant to a shareholder vote, after the close of business on December 2, 2011, the Variable Account was reorganized, in a tax-free exchange, into a unit investment trust, and all of the assets and liabilities of the management separate account (other than insurance obligations) were transferred to the MFS Variable Insurance Trust II.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account.  Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the Funds of the Trust, described below.  All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, distribution expense risk and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

The Trust

The MFS® Variable Insurance Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each a “Fund”), each corresponding to one of the portfolios. The Contracts allow investment by the Sub-Accounts in shares of the Funds of the Trust. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

MFS® Global Governments Portfolio: The Fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Government Securities Portfolio: The Fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® High Yield Portfolio: The Fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Massachusetts Investors Growth Stock Portfolio: The Fund’s investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Money Market Portfolio: The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The Fund’s objective may be changed without shareholder approval.

MFS® Total Return Portfolio: The Fund’s investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

A more detailed description of the Trust and its management and of the investment objectives, policies, restrictions, and expenses of the Fund may be found in the current prospectus of the Trust, and in the Trust’s Statement of Additional Information, both of which are available at no cost to you by calling us at (800) 752-7216.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

MFS also serves as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Fund, and which may be managed by a Fund’s’ portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Fixed Account

Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. See “Appendix A – The Fixed Account” for a more detailed description of the Fixed Account.

PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

Purchase Payments

You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the “Accumulation Period”). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, unless we agree otherwise, the Company will not accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

An applicant’s completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or Accumulation Units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see “Premium Taxes”). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes. We will allocate each Net Purchase Payment to the Fixed Account, the Sub-Accounts or both the Sub-Accounts and the Fixed Account, in accordance with the allocation factors you have specified in the application or as subsequently changed.

When we receive a Purchase Payment, we will credit all of that portion, if any, of the Net Purchase Payment to be allocated to the Sub-Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Sub-Account by the Variable Accumulation Unit value for that Sub-Account for the Valuation Period during which we receive the Purchase Payment.

We determine the value of each Variable Accumulation Unit in a Sub-Account at the close of trading on each day that the New York Stock Exchange is open for trading. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed, if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.  We calculate the Variable Accumulation Unit value for any Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

We calculate the net investment factor for each Subaccount for any Valuation Period using the following equation:

Investment Factor	=	[(a) + (b)] – [(c) + (d)]
(a)

where:
(a)	is the value of the Sub-Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;
(b)	is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Sub-Account during the Valuation Period;
(c)
is the capital losses, realized or unrealized, charged against such assets of the Sub-Account in the Valuation Period plus, with respect to such assets, any amount charged against the Sub-Account or set aside as a reserve to maintain or operate the Sub-Account for the Valuation Period; and

(d)
is the expenses of the Sub-Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge, the distribution expense risk charge, and the other expenses of the Sub-Account, subject to any applicable expense limitation.

Transfers

During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Sub-Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Sub-Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

1.	you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;
2.      you may not make more than 12 transfers in any Contract Year;
3.	the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Sub-Account; and
4.	we impose additional restrictions on market timers, which are further described under “Short-Term Trading.”

We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone, using our Annuity Service Mailing Address and telephone number listed on the cover page of this Prospectus. Registered representatives of broker-dealer firms that have entered into selling agreements with us may, on behalf of their clients, submit transfer requests electronically over the Internet on our broker website. To use this electronic transfer service, a registered representative must agree to our online terms of use. If you wish to purchase a Contract for which this electronic transfer service is available, you can contact us by telephone at (800) 752-7216 to identify broker-dealers with registered representatives that use this service.

If a written, telephone, or electronic transfer request is received before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone or electronically are genuine. These procedures may require any person requesting a transfer made by telephone or electronically to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone or electronically and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in good order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If an electronic or a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone or electronic transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone and/or electronically may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in good order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing, by telephone, or electronically. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in good order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (800) 752-7216 before the end of the Business Day during which the transfer request was submitted.  We may also permit your authorized registered representative to request cancellation of a transfer request electronically over the Internet, provided we receive the electronic request before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Accumulation Account value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Accumulation Account value among Sub-Accounts (see “Transfers” above), exceed the maximum fee per transfer presented in the “Expense Summary” in this Prospectus.

Short-term trading activities whether by the Owner or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Accumulation Account values on behalf of multiple Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Owner be equal to 100% of that Owner’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in good order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Owner changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

•	when necessary in our view to avoid hardship to an Owner;

•      when Funds are dissolved,  merged, or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies. In addition to the restrictions that we impose (as described under “Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

CASH WITHDRAWALS

At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see “Withdrawal Charges” below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax if taken prior to age 59½. See “U.S. Federal Income Tax Considerations.” In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

Your withdrawal request will be priced at the end of the Valuation Period during which we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Sub-Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. Note that a full withdrawal results in the surrender of, and the cancellation of all rights and privileges under, your Contract.

When you request a partial withdrawal, you can ask to have any applicable charges deducted either from:

•	the amount of your partial withdrawal request (thereby reducing the amount you are to receive); or
•	your Account Value (thereby reducing your Account Value by the amount of your partial withdrawal request plus any applicable withdrawal charges).

If you make no specification, we will process your withdrawal request using the first option above. Please note: Under either option any applicable taxes will be deducted from the amount you receive.

If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal. Note that the amount of your withdrawal may be reduced by the amount of any outstanding loan balance and accrued interest thereon. (See “Loans from Fixed Account (Qualified Contracts Only)” in Appendix A.)

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

•	when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

•
when it is not reasonably practical to dispose of securities held by the Sub-Accounts or to determine the value of the net assets of the Sub-Accounts, because an emergency exists as defined by the SEC; or

•	when an SEC order permits us to defer payment for the protection of security holders.

Section 403(b) Annuities

The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 (“Pre-1989 Account Value”) may be made only when you attain age 59½, separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions (“Restricted Account Value”).

Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see “Tax Sheltered Annuities" under "Withholding”). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) and on how we administer 403(b) annuity policies, see “Tax Sheltered Annuities" under "Withholding.”

Texas Optional Retirement Program

Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant’s retirement account. If a participant does not commence the second year of participation in the plan as a “faculty member” as defined in Title 110B of the State of Texas Statutes, we will return the State’s contribution. If a participant does begin a second year of participation, the employer’s first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer’s subsequent contributions.

The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant’s death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

DEATH BENEFIT

If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under “Annuity Provisions” in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see “Other Contractual Provisions—Death of Owner”).

Payment of Death Benefit

If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under “Cash Withdrawals.” If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see “Annuity Commencement Date”).

Amount of Death Benefit

The death benefit is equal to the greatest of:

1.	the value of your Accumulation Account;
2.	the total Purchase Payments made under the Contract reduced by all withdrawals; and
3.
the value of your Accumulation Account on the Seven Year Anniversary, immediately preceding the death of the Annuitant, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after such Seven Year Anniversary.

To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

Note that the amount of your death benefit may be reduced by the amount of any outstanding loan balance and accrued interest thereon. (See “Loans from Fixed Account (Qualified Contracts Only)” in Appendix A.)

CONTRACT CHARGES

We will assess contract charges under the Contracts as follows:

Contract Maintenance Charge

We deduct an annual contract maintenance charge of $30 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer’s retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

Mortality and Expense Risk Charge and Distribution Expense Risk Charge

We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.

For assuming these risks, we make a deduction from each Sub-Accounts with respect to the Contracts at the end of each Valuation Period both during the Accumulation Period and after annuity payments begin at an effective annual rate of 1.25%.

We may change the rate of this deduction annually but it will not exceed 1.25% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges and distribution expense risk charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.

We assume the risk that withdrawal charges we assess under the Contracts may be insufficient to compensate us for the costs of distributing the Contracts. For assuming this risk, we make a deduction from the Sub-Accounts with respect to the Contracts at the end of each Valuation Period for the first seven Contract Years (during both the Accumulation Phase and, if applicable, after annuity payments begin) at an effective annual rate of 0.15% of the assets of the Sub-Accounts attributable to the Contracts. We do not make a deduction for this charge after the seventh Contract Anniversary. If the distribution expense risk charge is insufficient to cover the actual risk assumed, we will bear the loss; however, if the charge is more than sufficient, any excess will be profit to us and would be available for any proper corporate purpose. In no event will the distribution expense risk charge and any withdrawal charges assessed under a Contract exceed 9% of the Purchase Payments.

Withdrawal Charges

We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for seven years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

We do not impose the withdrawal charge with respect to a Contract established for the personal account of an employee of the Company or of any of its affiliates, or of a licensed insurance agent engaged in distributing the Contracts.

All other full or partial withdrawals are subject to a withdrawal charge which will be applied as follows:

(1) Old Payments, New Payments and accumulated value: In a given Contract Year, “New Payments” are Payments you have made in that Contract Year or in the six previous Contract Years; “Old Payments” are all Purchase Payments made before the previous six Contract years; and the remainder of your Accumulation Account value—that is, the value of your Accumulation Account minus the total of Old and New Payments—is called the “accumulated value.”

(2) Order of withdrawal: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

(3) Free withdrawal amount: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

(4) Amount subject to withdrawal charge: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

The withdrawal charge percentage varies according to the number of Contract Years the Purchase Payment has been in your Accumulation Account, including the year in which you made the Payment, but not the year you withdraw it. The applicable percentages are as follows:

Number of Contract Years	Withdrawal Charge Percentage
0-1	6%
2-3	5%
4-5	4%
6	3%
7 or more	0%

Aggregate withdrawal charges (including any distribution expense risk charge described above) assessed against a Contract will never exceed 9% of the total amount of Purchase Payments made under the Contract. (See Appendix B for examples of withdrawals and withdrawal charges.)

Premium Taxes

We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct the amount of any applicable tax from your Contract at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal.

ANNUITY PROVISIONS

Annuity Commencement Date

We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant’s 95th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2). The Annuity Commencement Date may also be changed by an election of an annuity option as described under “Death Benefit.” Please refer to the terms of your plan for additional restrictions. In addition, if you borrowed money from your Contract’s Fixed Accumulation Value, then, on your Annuity Commencement Date, the amount of your annuity will be reduced by the amount of any outstanding loan balance plus accrued interest thereon. (See “Loans from Fixed Account (Qualified Contracts Only)” in Appendix A.)

On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see “Contract Maintenance Charge”). No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under Annuity Option B, D, or E if elected.

(Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect (See “Annuity Payment Rates”); the discount rate for a Fixed Annuity will be based on the interest rate used to determine the amount of each payment.)

Annuity Options

During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under “Death Benefit.”

You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity. Under Option A and Option C it is possible that a Contract Owner will only receive one payment.

Annuity Option A. Life Annuity: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

Annuity Option B. Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

*Annuity Option D. Fixed Payments for a Specified Period Certain: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

*Annuity Option E. Fixed Payments: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

* The election of this Annuity Option may result in the imposition of a penalty tax.

Determination of Annuity Payments

We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period that ends immediately before the Annuity Commencement Date. The number of Annuity Units of each Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the net investment return of the Sub-Accounts.

The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

Transfer of Variable Annuity Units

After the Annuity Commencement Date, the Payee may transfer Variable Annuity Units from one Sub-Account to another, up to a maximum of twelve such transfers each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the transfer would be unaffected by the fact of the transfer.

Annuity Payment Rates

The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

If net investment return of the Sub-Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

OTHER CONTRACT PROVISIONS

Owner

As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see “U.S. Federal Income Tax Considerations”). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

Death of Owner

If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the “designated beneficiary” as defined below, with annuity payments beginning within one year after the date of your death. The person named as “successor Owner” shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

These mandatory distribution requirements will not apply when the Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting Rights

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Periodic Reports

During the Accumulation Phase, we may send the Owner, or such other person having voting rights, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to the Contract’s Variable Accumulation Account and the Fixed Account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. These periodic statements contain important information concerning Accumulation Account transactions with respect to a Contract. It is the obligation of the Owner to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from the Owner within such time period, we may not be responsible for correcting the error or discrepancy.

In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in the Contract’s Accumulation Account and Fixed Account as may be required by applicable laws, rules and regulations. Upon request, we will provide the Owner with information regarding fixed and variable Accumulation Unit values.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

Modification

Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification is consistent with federal securities laws and regulations and (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Account or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may supplement this prospectus to reflect such modification.

Change in Operation of Variable Account

At the Company’s election and subject to any necessary vote by persons having the right to vote, the Variable Account may be operated as  a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this prospectus to reflect the change and take such action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Accumulation Account value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity,” which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Accumulation Account value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Accumulation Account value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Accumulation Account value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Tax Penalty on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the “investment in the contract” is not affected by the owner’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner’s spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract, used in connection with a qualified pension or profit-sharing plan, from a tax-sheltered annuity, or an individual retirement annuity “IRA” and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other Variable Accounts equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•      Any required minimum distribution, or

•      Any hardship distribution.

Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control.  The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Sub-Account available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts’ underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the Owner of the assets of the Variable Account. You bear the risk that you may be treated as the Owner of Variable Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account. As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Qualified Retirement Plans. You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities.  After December 31, 2008, we stopped accepting any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan.  You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge . Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans.  Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need.  An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;
•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
•	costs related to the purchase of your principal residence (not including mortgage payments);
•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit.  And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit.  And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan.  Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts. Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.”

Roth IRAs. Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If we make Contracts available for use with Roth IRAs, we will provide any necessary information.

Puerto Rico Tax Considerations

Some Puerto Rico Income Tax Considerations Applicable to Contracts Issued in Puerto Rico. The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended  and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively, the Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading “U.S. Federal Income Tax Considerations” dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

Some U.S. Income Tax Considerations Applicable to Distributions and Withdrawals Under such Contracts to Residents of Puerto Rico. As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS,” see “Pre-Distribution Taxation of Contracts,” “Distributions and Withdrawals from Non-Qualified Contracts,” “Withholding” and “Non-Qualified Contracts.” You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliates, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Account.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 5.00% of Purchase Payments, and 0.20% annually of the Contract’s Accumulation Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Accumulation Account value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company’s promotional efforts.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2008, 2009, and 2010, approximately $76,370, $16,563, and $22,805, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts described in this prospectus.

OWNER INQUIRIES

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth at the beginning of this Prospectus. For all telephone communications, you must call (800) 752-7216. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing, by telephone, or over the Internet on our broker website. To use the broker website, the registered representative must first consent to our online terms of use. (See “Requests for Transfers” under “Transfer Privilege.”)

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m., Eastern Time. In some cases, receipt of requests for financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone or over the Internet, may be unavailable or delayed. Any computer or telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

Electronic Account Information

You may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Annuity Service Mailing Address or by telephone at (800) 752-7216.

STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS

General Information	2
The Company	2
Tax Deferred Accumulation	2
Example of Net Investment Factor Calculation	2
Example of Variable Accumulation Unit Value Calculation	3
Annuity Provisions	3
Determination of Annuity Payments	3
Annuity Unit Value	3
Example of Variable Annuity Unit Value Calculation	4
Example of Variable Annuity Payment Calculation	4
Other Contractual Provisions	4
Owner and Change of Ownership	4
Designation and Change of Beneficiary	5
Administration of the Contracts	5
Distribution of the Contracts	5
Independent Registered Public Accounting Firm	6
Financial Statements	6

APPENDIX A -
THE FIXED ACCOUNT

That portion of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure in this Appendix A has not been reviewed by the staff of the Securities and Exchange Commission. However, the following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.

The Fixed Account

The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this “mortality risk” by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest in excess of 4% to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company’s investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see “Withdrawal Charges” in the Prospectus).

If, on any Contract Anniversary, the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then, during the 45 day period after the Contract Anniversary, the Owner may elect to receive the value of the Contract’s Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See “U.S. Federal Income Tax Considerations.”)

The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

Fixed Accumulation Value

(1) Crediting Fixed Accumulation Units

Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the Net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) Fixed Accumulation Unit Value

The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract’s Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

The Company will credit interest to the Contract’s Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) Fixed Accumulation Value

The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

Loans From the Fixed Account (Qualified Contracts Only)

Loans will be permitted from the Contract’s Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company’s maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company’s general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

APPENDIX B -
WITHDRAWALS AND WITHDRAWAL CHARGES

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

1	2	3	4	5	6
1	$1,000	$1,000	$0	0%	$0
2	1,200	1,200	0	0	0
3	1,400	1,280	120	3	3.60
4	1,600	0	1,600	4	64.00
5	1,800	0	1,800	4	72.00
6	2,000	0	2,000	5	100.00
7	2,000	0	2,000	5	100.00
8	2,000	0	2,000	6	120.00
9	2,000	0	2,000	6	120.00
	$15,000	$3,480	$11,520		$579.60

Where:

Column 1 represents the Contract Year in which the Purchase Payment was made.

Column 2 represents the amounts of the Purchase Payments (“Payments”). Each Payment was made on the first day of each Contract Year.

Column 3 represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2 ($1,000 and $1,200, respectively) have been credited to the Contract for more than seven years.

(b)
Payment 3 ($1,280) represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4 represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5 represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6 represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8
= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

For a full surrender, the total of Column 6 ($579.60) represents the total amount of withdrawal charges imposed on Payments in this example.

For a partial withdrawal, the sum of amounts in Column 6, for as many Payments as are liquidated, reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, the sum of payments 1, 2, 3, 4, and 5 is $7,000. If the full $7,000 were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

December 2, 2011

COMPASS 3

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the SEC in a SAI dated December 2, 2011 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass 3—Sun Life of Canada (U.S.) Variable Account L.

Name
Address

City	State	Zip
Telephone

PART B

December 2, 2011

COMPASS 3

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

General Information	2
The Company	2
Tax Deferred Accumulation	2
Example of Net Investment Factor Calculation	2
Example of Variable Accumulation Unit Value Calculation	3
Annuity Provisions	3
Determination of Annuity Payments	3
Annuity Unit Value	3
Example of Variable Annuity Unit Value Calculation	4
Example of Variable Annuity Payment Calculation	4
Other Contractual Provisions	4
Owner and Change of Ownership	4
Designation and Change of Beneficiary	5
Administration of the Contracts	5
Distribution of the Contracts	5
Independent Registered Public Accounting Firm	6
Financial Statements	6

This Statement of Additional Information (the “SAI”) sets forth information which may be of interest to prospective purchasers of Compass 3 Combination Fixed/Variable Annuity Contract for personal and qualified retirement plans (the “Contracts”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection Sun Life of Canada (U.S.) Variable Account L (the “Variable Account”). This SAI should be read in conjunction with the Compass 2 Prospectus, dated December 2, 2011 (the “Prospectus”), a copy of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this SAI have the same meanings as those used in the Prospectus.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

GENERAL INFORMATION

The Company

Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract's accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account's investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, the 0.15% distribution fee, and the $50 annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

●	The assumed rate of earnings will be realistic.
●	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.
●	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.
●	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59½ at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

Example of Net Investment Factor Calculation:

We determine the net investment factor using the following formula:

Investment Factor	=	[(a) + (b)] – [(c) + (d)]
(a)

where:
(a)	is the value of the Sub-Account’s net assets attributable to the Contracts at the end of the preceding Valuation Period;
(b)	is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Sub-Account during the Valuation Period;
(c)
is the capital losses, realized or unrealized, charged against such assets of the Sub-Account in the Valuation Period plus, with respect to such assets, any amount charged against the Sub-Account or set aside as a reserve to maintain or operate the Sub-Account for the Valuation Period; and

(d)
is the expenses of the Sub-Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the other expenses of the Sub-Account, subject to any applicable expense limitation.

Assume the following facts about a particular Variable Account at the end of the preceding Valuation Period:

(a)	the net assets attributable to the Contracts equal $111,234,567.89;
(b)	the investment income and capital gains credited to such assets equal $434,782.61;
(c)	the capital losses charged against such assets equal $63,778.99; and
(d)	the expenses equal $10,634.77.

The net investment factor is, therefore, determined as follows:

(111,234,567.89 + 434,782.61) – (63,778.99 + 10,634.77)	=	1.00323972
111,234,567.89

Example of Variable Accumulation Unit Value Calculations:

We calculate the Variable Accumulation Unit value for any Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323972 as shown in the calculation above. The value for the current Valuation Period would, therefore, be determined as follows:

(14.5645672 x 1.00323972) = 14.6117523

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period.
B	equals the Net Investment Factor for the current Valuation Period.
C	equals a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99989255 for a one day Valuation Period.)

Example of Variable Annuity Unit Value Calculations

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323972 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323972) x 0.99989255	=	12.3843446

Example of Variable Annuity Payment Calculations

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the current Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account of a Contract is credited with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789. Once established, the number of Annuity Units will not change

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the current annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3724831	=	$867.45

OTHER CONTRACTUAL PROVISIONS

Owner and Change of Ownership

The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see “Federal Tax Status—Taxation of Annuities in General”). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

Designation and Change of Beneficiary

The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

ADMINISTRATION OF THE CONTRACTS

The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Funds. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

DISTRIBUTION OF THE CONTRACTS

We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Variable Accounts.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments may be greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 28, 2011, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009, and changing its method of accounting and reporting for fair value measurement of certain assets and liabilities in 2008), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of the Variable Accounts that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated February 14, 2011, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.  As discussed in Note 5 to the consolidated financial statements, the Company changed its method of accounting and reporting for the fair value measurement of certain assets and liabilities in 2008.

/s/ DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 28, 2011

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Revenues:
Premiums and annuity considerations (Note 8)	$136,175	$134,246	$122,733
Net investment income (loss) (1) (Note 7)	1,390,210	2,582,307	(1,970,368)
Net derivative loss(2) (Note 4)	(149,290)	(39,902)	(605,458)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	26,951	(36,675)	3,801
Other-than-temporary impairment losses (3) (Note 4)	(885)	(4,834)	(41,864)
Fee and other income (Note 8)	511,027	385,836	449,991

Total revenues	1,914,188	3,020,978	(2,041,165)

Benefits and expenses:
Interest credited (Note 8)	401,848	385,768	531,276
Interest expense	51,789	39,780	60,285
Policyowner benefits (Note 8)	239,794	110,439	391,093
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (4)	697,102	1,024,661	(1,045,640)
Goodwill impairment	-	-	701,450
Other operating expenses (Note 8)	318,170	248,156	261,819

Total benefits and expenses	1,708,703	1,808,804	900,283

Income (loss) from continuing operations before income tax expense (benefit)	205,485	1,212,174	(2,941,448)

Income tax expense (benefit) (Note 10)	71,211	335,649	(815,943)

Net income (loss) from continuing operations	134,274	876,525	(2,125,505)

Income (loss) from discontinued operations, net of tax (Note 2)	-	104,971	(109,336)

Net income (loss)	$134,274	$981,496	$(2,234,841)

(1)
Net investment income (loss) includes an increase (decrease) in market value of trading fixed maturity securities of $674.2 million, $2,086.7 million and $(2,603.7) million for the years ended December 31, 2010, 2009 and 2008, respectively.

(2)
Net derivative loss for the year ended December 31, 2008 includes $166.1 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures,” which is further discussed in Note 5.

(3)
The $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2010 and 2009, respectively, represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2010 and 2009 and as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

(4)
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $3.2 million of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2010	December 31, 2009
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,422,951 and $1,121,424 in 2010 and 2009, respectively) (Note 4)	$1,495,923	$1,175,516
Trading fixed maturity securities, at fair value (amortized cost of $11,710,416 and $12,042,961 in 2010 and 2009, respectively) (Note 4)	11,467,118	11,130,522
Mortgage loans (Note 4)	1,737,528	1,911,961
Derivative instruments – receivable (Note 4)	198,064	259,227
Limited partnerships	41,622	51,656
Real estate (Note 4)	214,665	202,277
Policy loans	717,408	722,590
Other invested assets	27,456	47,421
Short-term investments	832,739	1,267,311
Cash and cash equivalents	736,323	1,804,208
Total investments and cash	17,468,846	18,572,689

Accrued investment income	188,786	230,591
Deferred policy acquisition costs and sales inducement asset (Note 13)	1,682,559	2,173,642
Value of business and customer renewals acquired (Note 14)	134,985	168,845
Net deferred tax asset (Note 10)	394,297	549,764
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,328	12,611
Reinsurance receivable	2,347,086	2,350,207
Other assets (Note 1)	125,529	183,963
Separate account assets (Note 1)	26,880,421	23,326,323

Total assets	$49,235,136	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$14,593,228	$16,709,589
Future contract and policy benefits	849,514	815,638
Payable for investments purchased	44,827	88,131
Accrued expenses and taxes	52,628	61,903
Debt payable to affiliates (Note 3)	783,000	883,000
Reinsurance payable	2,231,835	2,231,764
Derivative instruments – payable (Note 4)	362,023	572,910
Other liabilities	285,056	280,224
Separate account liabilities	26,880,421	23,326,323

Total liabilities	46,082,532	44,969,482

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2010 and 2009	6,437	6,437
Additional paid-in capital	3,928,246	3,527,677
Accumulated other comprehensive income (Note 19)	46,553	35,244
Accumulated deficit	(828,632)	(962,906)

Total stockholder’s equity	3,152,604	2,606,452

Total liabilities and stockholder’s equity	$49,235,136	$47,575,934

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Net income (loss)	$134,274	$981,496	$(2,234,841)

Other comprehensive income (loss):
Change in unrealized holding gains (losses) on available- for-sale securities, net of tax (1)	34,459	113,278	(84,234)
Reclassification adjustment for OTTI losses, net of tax (2)	938	202	-
Change in pension and other postretirement plan adjustments, net of tax (3)	-	10,231	(66,998)
Reclassification adjustments of net realized investment (gains) losses into net income (4)	(24,088)	3,117	25,718
Other comprehensive income (loss)	11,309	126,828	(125,514)

Comprehensive income (loss)	$145,583	$1,108,324	$(2,360,355)

(1)	Net of tax (expense) benefit of $(18.6) million, $(60.1) million and $45.4 million for the years ended December 31, 2010, 2009 and 2008, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) benefit of $(5.5) million and $36.1 million for the years ended December 31, 2009 and 2008, respectively.
(4)	Net of tax expense (benefit) of $13.0 million, $(1.7) million and $(13.8) million for the years ended December 31, 2010, 2009 and 2008, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Retained Earnings (Accumulated Deficit)	Total Stockholder’s Equity

Balance at December 31, 2007	$6,437	$2,146,436	$(92,403)	$369,677	$2,430,147

Cumulative effect of accounting changes related to the adoption of FASB ASC Topics 715 and 825, net of tax (2)	-	-	88,033	(88,376)	(343)
Net loss	-	-	-	(2,234,841)	(2,234,841)
Tax benefit from stock options	-	806	-	-	806
Capital contribution from Parent	-	725,000	-	-	725,000
Other comprehensive loss	-	-	(125,514)	-	(125,514)

Balance at December 31, 2008	6,437	2,872,242	(129,884)	(1,953,540)	795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax(3)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1, 2, and 3)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	-	-	-	134,274	134,274
Tax benefit from stock options	-	569	-	-	569
Capital contribution from Parent	-	400,000	-	-	400,000
Other comprehensive income	-	-	11,309	-	11,309

Balance at December 31, 2010	$6,437	$3,928,246	$46,553	$(828,632)	$3,152,604

(1)	As of December 31, 2010, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $8.0 million.
(2)      FASB ASC Topics 715, “Compensation-Retirement Benefits” and 825, “Financial Instruments.”
(3)      FASB ASC Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Operating Activities:
Net income (loss) from operations	$134,274	$981,496	$(2,234,841)

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Net amortization of premiums on investments	30,562	(689)	29,871
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	697,102	1,024,661	(1,045,640)
Depreciation and amortization	5,683	5,535	6,711
Net loss (gain) on derivatives	41,483	(96,041)	554,898
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,066)	41,509	38,063
Net (increase) decrease in fair value of trading investments	(674,223)	(2,086,740)	2,603,748
Net realized losses on trading investments	67,277	367,337	354,991
Undistributed loss (income) on private equity limited partnerships	2,339	9,207	(9,796)
Interest credited to contractholder deposits	401,848	385,768	531,276
Goodwill impairment	-	-	701,450
Deferred federal income taxes	149,377	295,608	(698,437)
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(184,995)	(346,900)	(282,409)
Accrued investment income	41,805	36,736	18,079
Net change in reinsurance receivable/payable	129,907	209,637	216,282
Future contract and policy benefits	33,876	(125,992)	141,658
Other, net	17,031	(243,369)	149,390
Adjustments related to discontinued operations	-	(288,018)	4,315
Net cash provided by operating activities	867,280	169,745	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	498,087	113,478	101,757
Trading fixed maturity securities	4,170,750	2,097,054	1,808,498
Mortgage loans	249,283	143,493	294,610
Real estate	-	-	1,141
Other invested assets	(315,643)	(207,548)	692,157
Purchases of:
Available-for-sale fixed maturity securities	(771,747)	(347,139)	(129,474)
Trading fixed maturity securities	(3,946,548)	(867,310)	(2,175,143)
Mortgage loans	(101,668)	(17,518)	(58,935)
Real estate	(4,874)	(4,702)	(5,414)
Other invested assets	(64,998)	(106,277)	(122,447)
Net change in other investments	-	(183,512)	(349,964)
Net change in policy loans	5,182	6,817	(16,774)
Net change in short-term investments	434,572	(722,821)	(599,481)

Net cash provided by (used in) investing activities	$152,396	$(95,985)	$(559,469)

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2010	2009	2008

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,217,014	$2,795,939	$2,190,099
Withdrawals from contractholder deposit funds	(3,606,335)	(3,011,499)	(3,616,458)
Repayments of debt	(100,000)	-	(122,000)
Debt proceeds	-	200,000	175,000
Capital contribution from Parent	400,000	748,652	725,000
Other, net	1,760	(27,312)	(16,814)
Net cash (used in) provided by financing activities	(2,087,561)	705,780	(665,173)

Net change in cash and cash equivalents	(1,067,885)	779,540	(145,033)

Cash and cash equivalents, beginning of year	1,804,208	1,024,668	1,169,701

Cash and cash equivalents, end of year	$736,323	$1,804,208	$1,024,668

Supplemental Cash Flow Information
Interest paid	$45,389	$47,151	$109,532
Income taxes (refunded) paid	$(107,063)	$21,144	$(113,194)

Supplemental schedule of non-cash investing and financing activities

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is discussed more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The Company did not pay any cash dividends to the Parent in 2010, 2009 and 2008.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, funding agreements, group life, group disability, group dental and group stop loss insurance.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2010, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“INDY”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; Sun Parkaire Landing LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  As of December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income (loss) for the years ended December 31, 2009 and 2008 was $105.0 million and $(109.3) million, respectively.  As a result of this dividend transaction, the net income (loss) and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 and 2008 are presented as discontinued operations in these consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On September 6, 2006 the Company entered into an agreement with Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”).  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

As the sole beneficiary of the CARS Trust, the Company is required to consolidate this trust under the requirements of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 810, “Consolidation.”  As a result of the consolidation, the Company has recorded in its consolidated balance sheets a credit default swap held by the CARS Trust.  At issue, the swap had a seven year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  During the year ended December 31, 2009 the sum of all credit events exceeded the threshold amount and the CARS Trust made cumulative payments of $17.6 million to the swap counterparty.  As of December 31, 2010, the maximum future payments of the CARS Trust could be required to make is $37.4 million.  The CARS Trust made no payment during the years ended December 31, 2010 and 2008, respectively.  At December 31, 2010 and 2009, the fair value of the credit default swap was a liability of $27.3 million and $34.3 million, respectively.  As of December 31, 2010 and 2009, the fair value of the assets held as collateral by the CARS Trust was $36.3 million and $35.3 million, respectively.  The carrying amount of this interest in a variable interest entity (“VIE”) is included in trading fixed maturity securities on the consolidated balance sheets.

To determine the nature of the Company’s interest in a VIE, it performs an assessment of each party’s interest in the VIE beyond any voting interest that it may have.  This assessment looks to sufficiency of an equity investment at risk in terms of the entity’s ability to self-finance its activities, as well as other indicators of control including the power to direct activities that impact economic performance, the obligation to absorb expected losses, and the right to receive expected returns.  The Company is deemed to control a VIE when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  If the Company determines that it is the VIE’s primary beneficiary, the VIE must be consolidated in the Company’s consolidated financial statements.  At December 31, 2010, the Company had no variable interest in significant VIEs for which disclosure is required under FASB ASC Topic 810.

All intercompany transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, allowance for loan loss and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  ABS and RMBS are priced using fair value models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

With the adoption of the provisions of FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment (the difference between the current carrying amount and fair value of the security), if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Prior to the Company’s adoption of the provisions of FASB ASC Topic 320 on April 1, 2009, the Company's accounting policy for impairment on available-for-sale securities required recognition of an OTTI loss through earnings when the Company anticipated that it would be unable to recover all amounts due under the contractual obligations of the security.  In addition, in the event that securities were expected to be sold before the fair value of the security recovered to amortized cost, an OTTI loss also would be recorded through earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $4.6 million and $4.3 million for the year ended December 31, 2010 and 2009, respectively, if these holdings were performing.  As of December 31, 2010 and 2009, the fair market value of holdings for issuers in default was $53.9 million and $26.0 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans.  The cost of real estate that has been acquired through foreclosure is the estimated fair value, less estimated costs to dispose at the time of foreclosure.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income (loss) in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income (loss).

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Sales inducement asset (“SIA”) represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC and SIA asset for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits; an adjustment is required if the current GAAP liability, net of DAC and SIA, is higher than the present value of future expected gross profits.  During the years ended December 31, 2010 and 2009, the Company wrote down DAC and the SIA by $126.0 million and $326.9 million, respectively, as a result of loss recognition related to certain annuity products.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009 and 2008, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed and fixed index annuities was below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GOODWILL

The Company’s goodwill represents the intangible asset related to the transfer of goodwill to SLNY under the SLHIC to SLNY asset transfer.  Goodwill is allocated to the Group Protection segment  In accordance with FASB ASC Topic 350, “Intangibles–Goodwill and Other,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2010 and concluded that this asset was not impaired.

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliated companies, outstanding premiums, and intangible assets.  Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million and $1.3 million for years ended December 31, 2009 and 2008, respectively.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2010, the Company recorded a $29.2 million adjustment to reserves related to loss recognition.  The Company did not record any adjustment to reserves related to loss recognition for the year ended December 31, 2009.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC
Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based on the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In July 2010, the FASB issued Accounting Standard Update (“ASU”) 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 for the period ending on December 31, 2010, are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310): Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310, “Receivables.”  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans, do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In March 2010, the FASB issued ASU 2010-11 “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (Topic 855): Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2010 have been evaluated by the Company’s management in accordance with ASU No. 2010-09.

In January 2010, the FASB issued ASU 2010-06 “Fair Value Measurement and Disclosures (Topic 820) - Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820 “Fair Value Measurements and Disclosures” in order to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810 which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

In August 2009, the FASB issued No. 2009-05, “Fair Value Measurements and Disclosures (Topic 820) – Measuring Liabilities at Fair Value.”  This update amends FASB ASC Topic 820 and provides clarification regarding the valuation techniques required to be used to measure the fair value of liabilities where quoted prices in active markets for identical liabilities are not available.  In addition, this update clarifies that when estimating the fair value of a liability, a reporting entity is not required to include a separate input or adjustment to other inputs relating to the existence of a restriction that prevents the transfer of the liability.  The guidance provided in ASU No. 2009-05 is effective for the first reporting period, including interim periods, beginning after issuance.  The Company adopted this guidance on October 1, 2009.  The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In June 2009, the FASB issued FASB ASC Topic 105, “Generally Accepted Accounting Principles.”  This guidance establishes the FASB Accounting Standards Codification as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  FASB ASC Topic 105 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Company adopted FASB ASC Topic 105 on September 30, 2009.

The Company adopted the provisions of FASB ASC Topic 855, “Subsequent Events,” which were issued in May 2009.  This topic requires evaluation of subsequent events through the date that the financial statements are issued or are available to be issued.  FASB ASC Topic 855 sets forth the period under which the reporting entity should evaluate the subsequent events to be recognized or disclosed, the circumstances under which the reporting entity should recognize the events or transactions that occur after the balance sheet date, and the disclosures that the reporting entity should make about the subsequent events.

The Company adopted the provisions of FASB ASC Topic 820, which were issued in April 2009.  This issuance provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased in relation to normal market activity for the asset or liability, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  FASB ASC Topic 820 also requires annual and interim disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any during the period, and definitions of each major category for equity and debt securities, as described in FASB ASC Topic 320.  The Company adopted the above-noted aspects of FASB ASC Topic 820 on April 1, 2009; such adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 825 which were originally issued in April 2009.  The guidance requires disclosures about the fair value of financial instruments for interim reporting periods of publicly traded companies, as well as in annual financial statements, effective for interim reporting periods ending after June 15, 2009.  The adoption of the above-noted aspects of FASB ASC Topic 825 in the quarter ended June 30, 2009 did not have an impact on the Company’s consolidated financial position or results of operations.  The required disclosures are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

The Company adopted the provisions of FASB ASC Topic 815, “Derivatives and Hedging,” which were issued in March 2008.  This guidance amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  These aspects of FASB ASC Topic 815 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early adoption encouraged.  The Company adopted this guidance on January 1, 2009.  The required disclosures are included in Note 4 of the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 805, “Business Combinations,” which were issued in December 2007.  This guidance establishes the principles and requirements for how the acquirer in a business combination (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant requirements in the accounting guidance on business combinations made by FASB ASC Topic 805 include the following:

➢	Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values;

➢           Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred;

➢
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets;

➢
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability; and

➢           Contingent consideration shall be recognized at the acquisition date.

FASB ASC Topic 805 is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited.  Assets and liabilities that arose from business combinations with acquisition dates prior to the effective date of this guidance shall not be adjusted upon adoption of these elements of FASB ASC Topic 805, with certain exceptions for acquired deferred tax assets and acquired income tax positions.  The Company adopted the above-noted aspects of FASB ASC Topic 805 on January 1, 2009 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In January 2011, the FASB issued ASU 2011-01, “Receivables (Topic 310): Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20,” which delays the effective date for the disclosure requirements for public entities related to troubled debt restructurings.  ASU 2011-01 applies to all public-entity creditors that modify financing receivables within the guidance given about troubled debt restructurings in ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on the definition of a trouble debt restructuring.  Currently, it is anticipated that the new disclosure requirements for public entities regarding trouble debt restructurings as described in ASU 2010-20 will be effective for interim and annual periods ending after June 15, 2011.

In December 2010, the FASB issued ASU 2010-28 “Intangibles – Goodwill and Other (Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The amendments in ASU 2010-28 are effective for interim periods and fiscal years beginning after December 15, 2010.  Early adoption is not permitted.  The Company adopted ASU 2010-28 on January 1, 2011 and does not expect the adoption to have significant impact on the Company’s consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29 “Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations – a Consensus of the FASB Emerging Issues Task Force.”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental pro forma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination.  The amendments in ASU 2010-29 are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010.  The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

In October 2010, the FASB issued ASU 2010-26 “Financial Services – Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts – a Consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 944 to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and is assessing the impact of this adoption.

In April 2010, the FASB issued ASU 2010-15, “Financial Services – Insurance (Topic 944): How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments – a Consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIE. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party. The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and does not expect the adoption to have a significant impact to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008
2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary and was not included in the Company’s consolidated balance sheet at December 31, 2009.  Sun Life Vermont’s assets and liabilities were as follows at December 31:

2009
Assets:
Total investments and cash	$1,602,733
Deferred policy acquisition costs	139,702
Reinsurance receivable	902,957
Other assets	12,698
Total assets	$2,658,090

Liabilities:
Contractholder deposit funds and other policy liabilities	$787,610
Future contract and policy benefits	87,830
Debt payable to affiliates	1,315,000
Net deferred tax liability	171,413
Derivative instruments - payable	19,617
Other liabilities	181,750

Total liabilities	$2,563,220

The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations for the years ended December 31:

	2009	2008

Total revenues	$191,965	$29,031
Total benefits and expenses	46,304	181,407
Income (loss) before income tax expense (benefit)	145,661	(152,376)
Income tax expense (benefit)	40,690	(43,040)

Net income (loss)	$104,971	$(109,336)

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with           non-consolidated affiliates which are not included in these consolidated financial statements.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

During the years ended December 31, 2010 and 2009, the Company received capital contributions totaling $400.0 million and $748.7 million, respectively, from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain capital requirements prescribed by the National Association of Insurance Comissioners (“NAIC”).  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company did not declare or pay cash dividends to the Parent in 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under the reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200 million and $115 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009 and 2008, the value of the Surplus Note was $1.3 billion and $1.1 billion, respectively.  As a result of the dividend of Sun Life Vermont, the $1.3 billion affiliated debt was not included in the Company’s consolidated balance sheets as of December 31, 2009.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million and $46.5 million for the years ended December 31, 2009 and 2008, respectively, which is included in the Company’s consolidated statements of operations as a component of income (loss) from discontinued operations, net of tax.

In 2002, the Company issued two promissory notes with a combined total of $460 million to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate.  The proceeds of the notes were used to purchase fixed rate government and corporate bonds.  On May 24, 2007, the Company redeemed one of the notes with a principal balance of $380 million and paid $388.7 million to Sun Life (Hungary) LLC, including $8.7 million in accrued interest.  On December 29, 2008, the Company redeemed $62.0 million of the $80 million remaining note and paid $64.3 million, including $2.3 million in accrued interest, to Sun Life (Hungary) LLC.  At December 31, 2010 and 2009, the Company had $18 million in promissory notes issued to Sun Life (Hungary) LLC.  The Company pays interest semi-annually to Sun Life (Hungary) LLC.  Related to these promissory notes, the Company incurred interest expense of $1.0 million, $1.0 million and $4.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

On July 17, 2008, the Company issued a $60 million promissory note to Sun Life (Hungary) LLC with a maturity date of September 27, 2011.  The Company paid interest quarterly to Sun Life (Hungary) LLC.  Total interest incurred was $1.3 million for the year ended December 31, 2008.  The Company used the proceeds of the note for general corporate purposes.  On December 29, 2008, the Company redeemed the note and paid $60.8 million to Sun Life (Hungary) LLC, including $0.8 million in accrued interest.

At December 31, 2010 and 2009, the Company had $565 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2010, 2009 and 2008.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, due 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  Total interest credited for these funding agreements was $6.2 million, $11.2 million, and $36.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On September 19, 2006, the Company also issued a $100 million floating rate demand note payable to LLC III.  For interest on this demand note, the Company expensed $0.7 million, $1.3 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate, due 2011.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  Total interest credited for these funding agreements was $5.4 million, $10.5 million, and $35.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On May 24, 2006, the Company also issued a $100 million floating rate demand note payable to LLC II.  For interest on this demand note, the Company expensed $0.6 million, $1.2 million, and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate, due 2010.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million, $11.3 million and $36.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  On June 10, 2005, the Company also issued a $100.0 million floating rate demand note payable to the LLC which matured on July 6, 2010.  On August 6, 2010, the Company paid $100.1 million to LLC, including $140 thousand in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.5 million, $1.3 million and $4.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  This agreement expired in July 2010 due to the maturity of the floating rate funding agreements with the LLC.

The account values related to these funding agreements issued to LLC III, LLC II and LLC are reported in the Company’s balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$ 783,000	$ 44,925

The following table lists the details of notes due to affiliates at December 31, 2009:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR + 0.35%	07/06/2010	100,000	1,257
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	1,166
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	1,257
				$ 883,000	$ 47,921

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the assets and liabilities, and associated deferred tax asset, summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $117.6 million for the year ended December 31, 2010.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the assets that were sold, which was estimated to be seven years.  As of December 31, 2010, the remaining deposit liability was $14.3 million.

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million and $316.7 million for the years ended December 31, 2009 and 2008, respectively, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services and facilities on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $13.0 million, $8.9 million and $9.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $18.0 million, $15.5 million and $17.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $23.5 million, $24.2 million and $24.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $13.0 million, $8.9 million and $17.2 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $13.0 million, $4.3 million and $2.1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company paid $21.4 million, $18.2 million and $18.6 million for the years ended December 31, 2010, 2009 and 2008, respectively, in investment management services fees to SCA.

During the years ended December 31, 2010, 2009 and 2008, the Company paid $41.4 million, $45.4 million and $23.7 million, respectively, in distribution fees to SLFD.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $10.1 million, and $10.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.  Rental income is reported as a component of net investment income.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.  During the year ended December 31, 2008, the Company sold certain limited partnership investments to SLOC with a book value and fair market value of $87.2 million.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result. During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  During the year ended December 31, 2008, the Company sold mortgages to SLOC with a book value and a fair market value of $150.2 million.  The Company did not purchase or sell any mortgage loan from SLOC during the year ended December 31, 2009.

In 2004, employees of the Company became participants in a restricted share unit (“RSU”) plan with the Company’s indirect parent, SLF.  Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant.  RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock.  The Company incurred expenses of $9.6 million, $7.9 million and $5.9 million relating to RSUs for the years ended December 31, 2010, 2009 and 2008, respectively.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2010, 2009 and 2008.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2010	2009	2008

VOBA	$-	$913	$782
VOCRA	$1,327	$4,063	$4,627

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2010, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 694	$ 27	$ (6)	$ -	$ 715
Residential mortgage-backed securities	32,263	2,351	-	-	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	-	15,050
Foreign government & agency securities	506	57	-	-	563
U.S. states and political subdivision securities	217	-	(3)	-	214
U.S. treasury and agency securities	371,704	4,500	(971)	-	375,233
Total non-corporate securities	421,336	7,457	(2,404)	-	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$ 1,422,951	$ 89,947	$ (4,671)	$ (12,304)	$ 1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 544,106	$ 10,104	$ (142,230)	$ 411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	-	130,776
U.S. states and political subdivision securities	605	8	-	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$ 11,710,416	$ 449,908	$ (693,206)	$ 11,467,118

(1)	Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2009, were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses(1)	Fair Value
Non-corporate securities:
Asset-backed securities	$ 966	$ 42	$ (19)	$ -	$ 989
Residential mortgage-backed securities	45,531	2,170	-	-	47,701
Commercial mortgage-backed securities	18,566	114	(2,600)	-	16,080
Foreign government & agency securities	728	39	(7)	-	760
U.S. treasury and agency securities	38,063	1,156	(88)	-	39,131
Total non-corporate securities	103,854	3,521	(2,714)	-	104,661

Corporate securities	1,017,570	86,026	(18,993)	(13,748)	1,070,855

Total available-for-sale fixed maturity securities	$ 1,121,424	$ 89,547	$ (21,707)	$ (13,748)	$ 1,175,516

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$ 658,864	$ 6,766	$ (198,367)	$ 467,263
Collateralized mortgage obligations	-	-	-	-
Residential mortgage-backed securities	1,437,147	13,051	(409,307)	1,040,891
Commercial mortgage-backed securities	972,971	23,199	(357,241)	638,929
Foreign government & agency securities	76,971	6,277	-	83,248
U.S. treasury and agency securities	525,758	14,122	(2,350)	537,530
Total non-corporate securities	3,671,711	63,415	(967,265)	2,767,861

Corporate securities	8,371,250	300,777	(309,366)	8,362,661

Total trading fixed maturity securities	$ 12,042,961	$ 364,192	$ (1,276,631)	$ 11,130,522

(1) Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2010 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 30,952	$ 31,587
Due after one year through five years	659,829	708,996
Due after five years through ten years	100,916	108,069
Due after ten years	582,345	596,892
Subtotal – Maturities of available-for-sale fixed securities	1,374,042	1,445,544
ABS, RMBS and CMBS securities (1)	48,909	50,379
Total available-for-sale fixed securities	$ 1,422,951	$ 1,495,923

Maturities of trading fixed securities:
Due in one year or less	$ 1,261,177	$ 1,264,869
Due after one year through five years	4,388,274	4,566,185
Due after five years through ten years	1,907,089	2,003,614
Due after ten years	1,507,936	1,478,482
Subtotal – Maturities of trading fixed securities	9,064,476	9,313,150
ABS, RMBS and CMBS securities (1)	2,645,940	2,153,968
Total trading fixed securities	$ 11,710,416	$ 11,467,118

(1)	ABS, RMBS and CMBS securities are shown separately in the table as they are not due at a single maturity.

Gross gains of $172.6 million, $50.0 million and $14.0 million and gross losses of $40.9 million, $57.5 million and $161.2 million were realized on the sale of fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively.

Fixed maturity securities with an amortized cost of approximately $12.3 million and $12.4 million at December 31, 2010 and 2009, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2010 and 2009, 92.4% and 91.1%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.  During 2010, 2009 and 2008, the Company incurred realized losses totaling $0.9 million, $4.8 million and $41.9 million, respectively, for other-than-temporary impairment of value on its available-for-sale fixed maturity securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$ -	$ -	$ 11	$ (6)	$ 11	$ (6)
Residential mortgage-backed securities	26	-	-	-	26	-
Commercial mortgage-backed securities	-	-	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	-	-	-	-	-	-
U.S. States and political subdivision securities	214	(3)	-	-	214	(3)
U.S. treasury and agency securities	23,636	(971)	-	-	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$ 211,792	$ (6,185)	$ 93,699	$ (10,790)	$ 305,491	$ (16,975)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2009.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$ -	$ -	$ 37	$ (19)	$ 37	$ (19)
Commercial mortgage-backed securities	499	(1)	6,597	(2,599)	7,096	(2,600)
Foreign government & agency securities	-	-	212	(7)	212	(7)
U.S. treasury and agency securities	16,942	(88)	-	-	16,942	(88)
Total non-corporate securities	17,441	(89)	6,846	(2,625)	24,287	(2,714)

Corporate securities	83,967	(6,208)	183,430	(26,533)	267,397	(32,741)

Total	$ 101,408	$ (6,297)	$ 190,276	$ (29,158)	$ 291,684	$ (35,455)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Residential mortgage-backed securities	1	-	1
Commercial mortgage-backed securities	-	5	5
Foreign government & agency securities	-	-	-
U.S. States and political subdivision securities	1	-	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category at December 31, 2009 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Commercial mortgage-backed securities	1	8	9
Foreign government & agency securities	-	1	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	3	10	13

Corporate securities	41	86	127

Total	44	96	140

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the current carrying amount and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.9 million and $4.8 million for the year ended December 31, 2010 and 2009, respectively on its available-for-sale fixed maturity securities.  The $0.9 million credit loss OTTI recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial condition of the foreign issuer.  The $4.8 million credit loss OTTI recorded during the year ended December 31, 2009 was concentrated in corporate debt of financial institutions.  These impairments also were driven primarily by the adverse financial conditions of the issuers.

The following tables roll-forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	-
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

Nine-month Period Ended December 31, 2009

Beginning balance, at April 1, 2009, prior to the adoption of FASB ASC Topic 320	$-
Add: Credit losses remaining in accumulated deficit related to the adoption of FASB ASC Topic 320	27,805
Add: Credit losses on OTTI not previously recognized	4,834
Less: Credit losses on securities sold	(22,377)
Less: Credit losses on securities impaired due to intent to sell	-
Add: Credit losses on previously impaired securities	-
Less: Increases in cash flows expected on previously impaired securities	(1,114)
Ending balance, at December 31, 2009	$9,148

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2010	2009

Total mortgage loans	$ 1,737,528	$ 1,911,961

Real estate:
Held for production of income	214,665	202,277
Total real estate	$ 214,665	$ 202,277

Total mortgage loans and real estate	$ 1,952,193	$ 2,114,238

Accumulated depreciation on real estate was $45.6 million and $40.6 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $30.1 million and $17.3 million at December 31, 2010 and 2009, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $23.7 million and $25.5 million at December 31, 2010 and 2009, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2010	2009

Past due:
Between 30 and 59 days	$ 16,607	$ 38,434
Between 60 and 89 days	12,333	8,704
90 days or more	19,310	4,300
Total past due	48,250	51,438
Current (1)	1,743,060	1,903,305
Balance, at December 31	$ 1,791,310	$ 1,954,743
Past due more than 90 days with total accrued interest	$ -	$ -

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2010	2009

General allowance	$ 23,662	$ 25,500
Specific allowance	30,120	17,282
Total	$ 53,782	$ 42,782

(1)
Included in the $1,743.1 million and $1,903.3 million of the Company’s mortgage loans in current status at December 31, 2010 and 2009, are $165.6 million and $191.4 million, respectively, of mortgage loans that are impaired but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31, 2010.

2010
Insured	$ -
High	394,288
Standard	544,243
Satisfactory	333,086
Low quality	519,693
Total	$ 1,791,310

The following table shows the gross carrying value of impaired mortgage loans and related allowances at December 31, 2010:

	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$ 119,323	$ 85,281	$ 204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	-	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$ 5,899	$ -	$ 5,899

Included in the $204.6 million and $215.9 million of impaired mortgage loans at December 31, 2010 and 2009, are $119.3 million and $134.9 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceed the carrying value of the loans.

The average investment in impaired mortgage loans before an allowance for loan loss, the related interest income and cash receipts for interest on impaired mortgage loans were as follows, for the years ended December 31:

	2010	2009	2008

Average investment	$200,276	$121,500	$11,963
Interest income	$5,899	$897	$-
Cash receipts on interest	$5,899	$897	$-

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $114.7 million at December 31, 2010.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The activity in the allowance for loan loss was as follows:

	2010	2009	2008

Balance at January 1	$42,782	$3,000	$3,288
Provisions for allowance	26,742	40,050	3,000
Charge-offs	(6,892)	-	-
Recoveries	(8,850)	(268)	(3,288)
Balance at December 31	$53,782	$42,782	$3,000

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2010	2009
Property Type:
Office building	$ 599,930	$ 638,603
Retail	748,345	808,125
Industrial/warehouse	242,413	241,627
Apartment	54,364	100,435
Other	360,923	368,230
Allowance for loan losses	(53,782)	(42,782)
Total	$ 1,952,193	$ 2,114,238

	2010	2009
Geographic region:
Arizona	$ 46,968	$ 53,470
California	85,853	114,196
Florida	200,056	217,614
Georgia	69,173	57,861
Maryland	44,923	46,412
Massachusetts	112,128	116,025
Missouri	52,218	58,523
New York	247,154	305,810
Ohio	125,454	135,088
Pennsylvania	98,251	110,758
Texas	303,336	325,234
Washington	65,708	52,353
Other (1)	554,753	563,676
Allowance for loan losses	(53,782)	(42,782)
Total	$ 1,952,193	$ 2,114,238

(1)	Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

At December 31, 2010, scheduled mortgage loan maturities were as follows:

2011	$ 110,273
2012	77,521
2013	135,745
2014	163,227
2015	183,253
Thereafter	1,091,171
General allowance	(23,662)
Total	$ 1,737,528

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate into the future.  The outstanding funding commitments for these mortgages amount to $0.6 million and $51.0 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE nor the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2010.  The Company's net investment in the leveraged lease at December 31, 2009 was composed of the following elements:

Lease contract receivable	$ 1,247
Less: non-recourse debt	-
Net receivable	1,247
Estimated value of leased assets	20,795
Less: Unearned and deferred income	(731)
Investment in leveraged leases	21,311
Less: Fees	(12)
Net investment in leveraged leases	$ 21,299

The Company had outstanding commitments with respect to funding of limited partnerships of approximately $12.6 million and $12.8 million at December 31, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, foreign currency exchange rates, equity market conditions, and to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815, is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement such as collateral is used to improve the credit risk of longer term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is passed between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include swap agreements, swaptions, futures, call/put options and embedded derivatives, as described below.

Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating), foreign currency exchange rates, or prices on an underlying principal balance (notional).  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative (loss) income in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to change the character of cash flows (e.g., fixed payments to floating rate payments) for duration matching purposes and to manage exposures to changes in the risk-free interest rate.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.  From 2000 through 2002, and again in 2005, the Company marketed GICs to unrelated third parties.  Each GIC transaction is highly-individualized, but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps.  The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

On September 6, 2006, the Company entered into an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 1 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.

Futures

Futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and living benefit features, with cash flows based on changes in equity indices.  Certain futures are also utilized to hedge interest rate risk associated with these products.  On the trade date, an initial cash margin is exchanged.  Daily cash is exchanged to settle the daily variation margin.

Call/Put Options

In addition to short futures, the Company also utilizes over-the-counter (“OTC”) put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company's variable annuities.  Unlike futures, however, these options require initial cash outlays.  The Company also purchases OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Contracts

A foreign currency contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency contracts are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

The following is a summary of the Company’s derivative positions at:

	December 31, 2010		December 31, 2009
	Number of Contracts	Principal Notional	Number of Contracts	Principal Notional

Interest rate swaps	70	$ 5,443,500	102	$ 8,883,000
Currency swaps	7	349,460	10	351,740
Credit default swaps	1	37,400	1	55,000
Equity swaps	-	-	2	4,908
Currency forwards	36	44,149	-	-
Swaptions	1	350,000	5	1,150,000
Futures (1)	(25,699)	2,918,839	(13,811)	2,378,216
Index call options	9,604	1,858,109	7,345	1,313,381
Index put options	4,100	515,632	7,100	682,499
Total		$ 11,517,089		$ 14,818,744

(1)           The negative amount represents the Company’s short position

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2010		At December 31, 2009
	Asset Derivatives	Liability Derivatives	Asset Derivatives	Liability Derivatives
	Fair Value (a)	Fair Value (a)	Fair Value (a)	Fair Value (a)

Interest rate contracts	$ 97,060	$ 329,214	$ 130,178	$ 532,401
Foreign currency contracts	32,504	3,878	56,032	905
Equity contracts	59,397	-	58,692	-
Credit contracts	-	27,341	-	34,349
Futures contracts (b)	9,103	1,590	14,325	5,255
Total derivative instruments	198,064	362,023	259,227	572,910
Embedded derivatives (c)	2,896	178,069	11,308	417,764
Total	$ 200,960	$ 540,092	$ 270,535	$ 990,674

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Futures contracts include interest rate, equity price and foreign currency exchange risks.
(c)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2010	2009	2008

Interest rate contracts	$ (122,712)	$ 143,402	$ (501,413)
Foreign currency contracts	(16,206)	(12,116)	28,078
Equity contracts	(26,734)	(71,865)	(53,397)
Credit contracts	7,008	(9,855)	(35,149)
Futures contracts	(217,428)	(328,595)	35,447
Embedded derivatives	226,782	239,127	(79,024)
Net derivative loss from continuing operations	$ (149,290)	$ (39,902)	$ (605,458)
Net derivative income (loss) from discontinued operations	$ -	$ 216,956	$ (266,086)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A or higher.  As of December 31, 2010, the Company’s liability positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty payable net of collateral, had credit exposure of $7.9 million to the Company.  As of December 31, 2010, the Company’s asset positions were linked to a total of 15 counterparties, of which the largest single unaffiliated counterparty receivable net of collateral, had credit exposure of $4.1 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with such tailored terms as additional triggers for early terminations, acceptable practices related to cross-transaction netting and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.  The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2010 was approximately $362.0 million.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its liability positions, offset by the value of previously pledged collateral and cross-transaction netting.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2010, the Company would be expected to settle a net obligation of less than $0.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible asset positions, offset by the value of collateral that has been posted by the Company.

At December 31, 2010, the Company pledged $224.2 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2010, counterparties pledged to the Company $60.3 million in collateral comprising of cash and U.S. Treasury securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted FASB ASC Topic 820, which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

As a result of the adoption of FASB ASC Topic 820, the value of the Company’s embedded derivative liabilities decreased by $166.1 million during the year ended December 31, 2008.  This change was primarily the result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2010, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,

b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

c)	Inputs other than quoted market prices that are observable, and

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$704	$11	$715
Residential mortgage-backed securities	-	34,614	-	34,614
Commercial mortgage-backed securities	-	13,003	2,047	15,050
Foreign government & agency securities	-	563	-	563
U.S. states and political subdivisions securities	-	214	-	214
U.S. treasury and agency securities	375,233	-	-	375,233
Corporate securities	-	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	-	321,129	90,851	411,980
Residential mortgage-backed securities	-	834,074	88,719	922,793
Commercial mortgage-backed securities	-	737,024	82,171	819,195
Foreign government & agency securities	-	116,986	13,790	130,776
U.S. states and political subdivisions securities	-	613	-	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	-	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	-	97,060	-	97,060
Foreign currency contracts	-	32,504	-	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	-	-	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets	2,890	11,120	8,343	22,353
Short-term investments	832,739	-	-	832,739
Cash and cash equivalents	736,323	-	-	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	-	21,922,726
Equity investments	188,216	277	-	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	-	-	900
Total separate account assets (1) (2)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087

(1)      Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)           Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	-	-	49	49
Derivatives embedded in reinsurance contracts	-	41,272	-	41,272
Fixed index annuities	-	-	131,608	131,608
Total other policy liabilities	-	41,272	133,902	175,174

Derivative instruments – payable:
Interest rate contracts	-	329,214	-	329,214
Foreign currency contracts	-	3,878	-	3,878
Credit contracts	-	-	27,341	27,341
Futures contracts	1,590	-	-	1,590
Total derivative instruments – payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts	61,227	-	-	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$952	$37	$989
Residential mortgage-backed securities	-	47,701	-	47,701
Commercial mortgage-backed securities	-	14,150	1,930	16,080
Foreign government & agency securities	-	760	-	760
U.S. treasury and agency securities	39,131	-	-	39,131
Corporate securities	-	1,062,919	7,936	1,070,855
Total available-for-sale fixed maturity securities	39,131	1,126,482	9,903	1,175,516

Trading fixed maturity securities:
Asset-backed securities	-	355,613	111,650	467,263
Residential mortgage-backed securities	-	886,340	154,551	1,040,891
Commercial mortgage-backed securities	-	624,845	14,084	638,929
Foreign government & agency securities	-	67,925	15,323	83,248
U.S. treasury and agency securities	503,123	34,407	-	537,530
Corporate securities	-	8,254,775	107,886	8,362,661
Total trading fixed maturity securities	503,123	10,223,905	403,494	11,130,522

Derivative instruments - receivable	14,922	235,484	8,821	259,227
Other invested assets	20,242	206	-	20,448
Short-term investments	1,267,311	-	-	1,267,311
Cash and cash equivalents	1,804,208	-	-	1,804,208
Total investments and cash	3,648,937	11,586,077	422,218	15,657,232

Other assets:
Separate account assets (1) (2)	18,045,908	5,233,602	547,841	23,827,351

Total assets measured at fair value on a recurring basis	$21,694,845	$16,819,679	$970,059	$39,484,583

(1)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.

(2)	Excludes $501.0 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$168,786	$168,786
Guaranteed minimum accumulation benefit liability	-	-	81,669	81,669
Derivatives embedded in reinsurance contracts	-	15,035	-	15,035
Fixed index annuities	-	-	140,966	140,966
Total other policy liabilities	-	15,035	391,421	406,456

Derivative instruments – payable	5,256	533,305	34,349	572,910

Other liabilities:
Bank overdrafts	60,037	-	-	60,037

Total liabilities measured at fair value on a recurring basis	$65,293	$548,340	$425,770	$1,039,403

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total Fair Value	Total Gains (Losses)
Asset
VOCRA	$-	$-	$5,766	$5,766	$(2,600)

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  The impairment charge was allocated to the Group Protection segment.  The fair value of VOCRA was calculated as the sum of the undiscounted cash flows the Company expects to realize, based on the segment’s anticipated long-term profit margins.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  ABS and RMBS are priced using models and independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities are also priced using market prices or broker quotes.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company's own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  Guaranteed minimum accumulation benefit (“GMAB”) or guaranteed minimum withdrawal benefit (“GMWB”) are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts as of the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of cash and cash equivalents, as described above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 37	$ (40)	$ 14	$ -	$ -	$ 11	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,930	(472)	589	-	-	2,047	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,936	(23)	53	(6,831)	-	1,135	-
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	-	3,193	-

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	-	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	-	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed securities	14,084	1,833	-	66,950	(696)	82,171	3,334
Foreign government & agency securities	15,323	(1,533)	-	-		13,790	65
U.S. states and political subdivisions securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	(13)	-	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	-	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	-	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Equity contracts	8,821	-	-	4,964	-	13,785	-
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments– receivable	8,821	-	-	4,964	-	13,785	-

Other invested assets	-	(50)	900	7,493	-	8,343	(50)
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	7	-	-	(7)	-	-	-
Fixed income investments	276,530	(11,998)	-	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	-	30,021	(16,634)	293,254	12,341
Other investments	4,108	-	-	-	(4,108)	-	-
Total separate account assets (1)	547,841	673	-	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on a recurring basis	$ 970,059	$ 42,690	$ 1,556	$ (73,775)	$ (156,444)	$ 784,086	$ 68,531

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 30, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 168,786	$ (319,563)	$ -	$ 153,022	$ -	$ 2,245	$ (314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	-	23,211	-	49	(103,091)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	140,966	(13,153)	-	3,795	-	131,608	20,397
Total other policy liabilities	391,421	(437,547)	-	180,028	-	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Credit contracts	34,349	(7,008)	-	-	-	27,341	(7,008)
Futures	-	-	-	-	-	-	-
Total derivative instruments – payable	34,349	(7,008)	-	-	-	27,341	(7,008)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 425,770	$ (444,555)	$ -	$ 180,028	$ -	$ 161,243	$ (404,354)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment losses on available-for-sale securities	(535)	-
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2009:

Assets	Beginning balance	Total realized and unrealized gains (losses)		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3(2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ (54)	$ 15	$ -	$ 76	$ 37	$ -
Collateralized mortgage obligations	3,046	-	-	-	(3,046)	-	-
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed securities	1,420	(197)	(920)	-	1,627	1,930	-
Foreign government & agency securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	7,888	300	1,786	(761)	(1,277)	7,936	-
Total available-for-sale fixed maturity securities	12,354	49	881	(761)	(2,620)	9,903	-

Trading fixed maturity securities:
Asset-backed securities	145,267	21,788	-	(6,261)	(49,144)	111,650	72,403
Collateralized mortgage obligations	116,572	-	-	-	(116,572)	-	-
Residential mortgage-backed securities	-	7,921	-	(17,036)	163,666	154,551	60,617
Commercial mortgage-backed securities	200,414	(10,157)	-	(119)	(176,054)	14,084	1,897
Foreign governments & agency securities	9,200	(37)	-	-	6,160	15,323	1,474
U.S. treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	134,505	15,520	-	(3,884)	(38,255)	107,886	27,850
Total trading fixed maturity securities	605,958	35,035	-	(27,300)	(210,199)	403,494	164,241

Derivative instruments – receivable	2,668	281	-	5,872	-	8,821	281
Other invested assets	-	-	-	-	-	-	-
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	620,980	35,365	881	(22,189)	(212,819)	422,218	164,522

Other assets:
Separate account assets (1)	801,873	39,974	-	(249,503)	(44,503)	547,841	139,634

Total assets measured at fair value on a recurring basis	$1,422,853	$ 75,339	$ 881	$ (271,692)	$ (257,322)	$ 970,059	$ 304,156

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of level 3 during the year ended December 31, 2009 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2009:

Liabilities	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 335,612	$ (242,898)	$ -	$ 76,072	$ -	$ 168,786	$ (231,274)
Guaranteed minimum accumulation benefit liability	358,604	(298,788)	-	21,853	-	81,669	(290,795)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Fixed index annuities	106,619	11,703	-	22,644	-	140,966	16,622
Total other policy liabilities	800,835	(529,983)	-	120,569	-	391,421	(505,447)

Derivative instruments – payable	42,066	(7,717)	-	-	-	34,349	(7,717)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-
Total liabilities measured at fair value on a recurring basis	$ 842,901	$ (537,700)	$ -	$ 120,569	$ -	$ 425,770	$ (513,164)

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2009, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$35,035	$164,241
Net derivative income	537,981	513,445
Net realized investment gains, excluding impairment losses on available-for-sale securities	49	-
Net gains	$573,065	$677,686

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$ -	$ -	$ -	$	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	-	-	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	-	-	696	-	-	(696)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivisions securities	-	-	-	-	-	-
U.S. treasury and agency securities		(1,346)	-	-	1,346	-
Corporate securities	-	-	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	-	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-
Total derivative instruments – receivable	-	-	-	-	-	-

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	116,220	-	-	(116,220)
Alternative investments	14,221	-	2,968	(555)	555	(17,189)
Other investments	4,108	-	-	-	-	(4,108)
Total separate account assets	18,329	-	119,188	(555)	555	(137,517)

Total assets measured at fair value on a recurring basis	$ 18,329	$ (1,346)	$ 276,113	$ (136,652)	$ 137,998	$ (294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Carried at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the Company’s financial instruments whose carrying amounts and estimated fair values may differ at:

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Mortgage loans	$ 1,737,528	$ 1,811,567	$ 1,911,961	$ 1,937,199
Policy loans	$ 717,408	$ 859,668	$ 722,590	$ 837,029

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$ 11,944,058	$ 11,490,525	$ 14,104,892	$ 13,745,774
Debt payable to affiliates	$ 783,000	$ 783,000	$ 883,000	$ 883,000

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par with appropriate approvals, the fair value is equal to par value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses on fixed maturity securities, consisted of the following for the years ended December 31:

	2010	2009	2008

Fixed maturity securities	$ 34,409	$ 2,912	$ 2,162
Mortgage loans	(10,327)	(43,148)	538
Real estate	2	-	431
Other invested assets	(170)	1,289	175
Sales of previously impaired assets	3,037	2,272	495

Net realized investment gains (losses) from continuing operations	$ 26,951	$ (36,675)	$ 3,801
Net realized investment gains from discontinued operations	$ -	$ -	$ 178
7. NET INVESTMENT INCOME (LOSS)

The Company’s net investment income (loss) consisted of the following for the years ended December 31:

	2010	2009	2008

Trading fixed maturity securities: Interest and other income	$ 713,960	$ 822,599	$ 859,252
Change in fair value and net realized gains (losses)	606,946	1,736,975	(2,958,739)
Mortgage loans	108,555	121,531	134,279
Real estate	8,645	7,735	8,575
Policy loans	45,054	44,862	44,601
Income ceded under funds-withheld reinsurance agreements	(75,643)	(139,168)	(63,513)
Other	4,150	3,948	23,841
Gross investment income (loss)	1,411,667	2,598,482	(1,951,704)
Less: Investment expenses	21,457	16,175	18,664
Net investment income (loss) from continuing operations	$ 1,390,210	$ 2,582,307	$ (1,970,368)
Net investment loss from discontinued operations	$ -	$ (24,956)	$ (180,533)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income (loss) and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  The ceded investment income relates to the funds-withheld reinsurance agreement between the Company and certain affiliates and is further discussed in Note 8 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2010	2009	2008

Revenues:
Premiums and annuity considerations:
Direct	$94,869	$86,671	$67,938
Assumed	47,616	52,856	58,961
Ceded	(6,310)	(5,281)	(4,166)
Net premiums and annuity considerations from continuing operations	$136,175	$134,246	$122,733
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Net investment income (loss):
Direct	$1,465,853	$2,721,475	$(1,906,855)
Assumed	-	-	-
Ceded	(75,643)	(139,168)	(63,513)
Net investment income (loss) from continuing operations	$1,390,210	$2,582,307	$(1,970,368)
Net investment loss related to discontinued operations	$-	$(24,956)	$(180,533)

Fee and other income:
Direct	$676,670	$581,868	$608,066
Assumed	-	-	-
Ceded	(165,643)	(196,032)	(158,075)
Net fee and other income from continuing operations	$511,027	$385,836	$449,991
Net fee and other income related to discontinued operations	$-	$(49,947)	$114,762

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2010	2009	2008

Benefits and expenses:
Interest credited:
Direct	$491,090	$472,275	$601,435
Assumed	6,879	7,801	8,484
Ceded	(96,121)	(94,308)	(78,643)
Net interest credited from continuing operations	$401,848	$385,768	$531,276
Net interest credited related to discontinued operations	$-	$34,216	$30,350

Policyowner benefits:
Direct	$409,907	$265,021	$482,737
Assumed	26,189	38,313	42,662
Ceded	(196,302)	(192,895)	(134,306)
Net policyowner benefits from continuing operations	$239,794	$110,439	$391,093
Net policyowner benefits related to discontinued operations	$-	$13,267	$52,424

Other operating expenses:
Direct	$333,850	$282,502	$268,253
Assumed	5,079	6,129	5,386
Ceded	(20,759)	(40,475)	(11,820)
Net other operating expenses from continuing operations	$318,170	$248,156	$261,819
Net other operating expenses related to discontinued operations	$-	$10,436	$27,527

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  (See Note 16 for additional information on the Company’s business segments.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.5 billion at both December 31, 2010 and 2009.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivables	$1,466,247	$1,540,697

Liabilities Contractholder deposit funds and other policy liabilities	1,478,459	1,493,145
Future contract and policy benefits	1,823	2,104
Reinsurance payable	$1,555,336	$1,603,711

The funds-withheld assets of $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively, are comprised of bonds, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased (reduced) contractholder deposit funds and other policy liabilities by $14.0 million and $(10.6) million at December 31, 2010 and 2009, respectively.  The change in the fair value of this embedded derivative (decreased) increased derivative income by $(24.6) million, $(120.0) million, and $130.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

By reinsuring the SPWL product, the Company reduced net investment income by $49.9 million, $126.6 million and $60.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.  The Company also reduced interest credited by $71.5 million, $73.9 million and $74.8 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.  Future new business will also be ceded under this agreement.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2010	2009
Assets Reinsurance receivable	$419,684	$422,486

Liabilities Contractholder deposit funds and other policy liabilities	465,035	466,899
Reinsurance payable	$432,160	$430,528

Reinsurance payable includes a funds-withheld liability of $326.9 million and $307.8 million at December 31, 2010 and 2009, respectively, and a deferred gain of $105.3 million and $118.9 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets are comprised of bonds, policy loans, and cash and cash equivalents that are managed by the Company.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2010 and 2009, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $24.1 million and $26.3 million, respectively.

The change in fair value of the embedded derivative increased (reduced) derivative income by $2.2 million and $(26.3) million for the years ended December 31, 2010 and 2009, respectively.  In addition, during the years ended December 31, 2010 and 2009, the reinsurance agreement reduced revenues by $24.3 million and $43.8 million, respectively, and decreased expenses by $56.2 million and $38.4 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

Effective December 31, 2007, the Company’s subsidiary, SLNY, entered into a funds-withheld reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain universal life (“UL”) policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2010	2009
Assets Reinsurance receivable	$133,088	$103,802

Liabilities Contractholder deposit funds and other policy liabilities	104,795	84,606
Future contract and policy benefits	21,662	10,518
Reinsurance payable	$225,387	$182,000

Reinsurance payable includes a funds-withheld liability of $172.8 million and $128.4 million at December 31, 2010 and 2009, respectively; and a deferred gain of $52.6 million and $50.3 million at December 31, 2010 and 2009, respectively.  The funds-withheld assets comprised of trading fixed maturity securities and mortgage loans are being managed by the Company.  The coinsurance treaty with funds-withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative increased (decreased) contractholder deposit funds and other policy liabilities by $3.2 million and $(0.7) million at December 31, 2010 and 2009, respectively.

The change in the fair value of this embedded derivative (decreased) increased derivative income by $(3.9) million, $(11.3) million, and $12.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $31.0 million, $29.0 million and $9.7 million, and decreased expenses by $28.0 million, $20.9 million and $11.5 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $134.7 million, $173.9 million and $145.4 million and reduced expenses by approximately $140.1 million, $168.5 million and $128.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2010 and 2009, SLNY held policyholder liabilities of $28.6 million and $30.3 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $47.6 million, $52.9 million and $59.0 million for the years ended December 31, 2010, 2009 and 2008, respectively, and increased expenses by $31.2 million, $44.3 million and $48.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer and the December 31, 2008 plans merger described below, the Company sponsored three non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”), the agents’ qualified pension plan (“agents’ pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Effective December 31, 2008, the agents’ pension plan was merged into the staff pension plan. The plan merger resulted in a transfer from the agents’ pension plan to the staff pension plan of a projected benefit obligation of $8.8 million and plan assets of $28.3 million. The plan merger did not change the provisions of the agents’ pension plan.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

On September 29, 2006, the FASB issued ASC Topic 715, which requires recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  The measurement date – the date at which the benefit obligation and plan assets are measured – is required to be the Company's fiscal year-end.  The Company adopted the balance sheet recognition provisions of FASB ASC Topic 715 at December 31, 2006 and adopted the year end measurement date provisions effective January 1, 2008.  The adoption of the year-end measurement date provisions resulted in a net of tax cumulative-effect decrease of $0.3 million to the Company’s January 1, 2008 other comprehensive income (“OCI”).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 270,902	$ 49,112
Effect of eliminating early measurement date	-	-
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	-	(803)
Federal subsidy	-	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$ -	$ -

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 195,511	$ -
Effect of eliminating early measurement date	-	-
Employer contributions	6,500	2,095
Other	1,547	-
Actual return on plan assets	49,375	-
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	-
Fair value of plan assets at end of year	$ -	$ -

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$ -	$ -
Accrued benefit cost	$ -	$ -

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9.  RETIREMENT PLANS (CONTINUED)

The Pension Plans were underfunded at December 31, 2008.  The following table provides information on the projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets as of December 31:

Pension Plans
2008
Projected benefit obligations	$ 270,902
Accumulated benefit obligation	263,142
Plan assets	195,511

Amounts recognized in the Company’s consolidated balance sheets for the Pension Plans and the Other Post Retirement Benefit Plan consist of the following, as of December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2008	2008
Other assets	$ -	$ -
Other liabilities	(75,391)	(49,112)
	$ (75,391)	$ (49,112)

Amounts recognized in the Company’s AOCI consist of the following:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008

Net actuarial loss	$ 86,528	$ 5,563
Prior service cost (benefit)	4,109	(3,890)
Transition asset	(3,589)	-
	$ 87,048	$ 1,673

The following table sets forth the effect on retained earnings and AOCI of eliminating the early measurement date:

	Pension Plans 2008	Other Post Retirement Benefit Plan 2008
Retained earnings	$ (1,346)	$ 1,334

Amounts amortized from AOCI:
Amortization of actuarial loss (gain)	198	(229)
Amortization of prior service (cost) credit	(83)	132
Amortization of transition asset	524	-
Total amortization from AOCI	$ 639	$ (97)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post Retirement Benefit Plan for the years ended December 31:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Components of net periodic cost (benefit):
Service cost	$ 2,597	$ 3,520	$ 1,754	$ 1,616
Interest cost	17,434	16,617	3,218	3,332
Expected return on plan assets	(15,111)	(22,972)	-	-
Amortization of transition obligation asset	(2,093)	(2,093)	-	-
Amortization of prior service cost	337	337	(529)	(529)
Recognized net actuarial loss (gain)	2,782	(792)	382	916
Net periodic cost (benefit)	$ 5,946	$ (5,383)	$ 4,825	$ 5,335

The Company’s share of net periodic cost (benefit)	$ 5,946	$ (5,383)	$ 3,926	$ 4,638

For the year ended December 31, 2010, Sun Life Services allocated to the Company costs of $3.1 million and $4.4 million for the Pension Plans and Other Post Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan for the following years:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Net actuarial (gain) loss arising during the year	$ (16,402)	$ 107,641	$ 2,344	$ (6,729)
Net actuarial (loss) gain recognized during the year	(2,782)	792	(382)	(916)
Prior service cost arising during the year	-	-	(803)	-
Prior service cost recognized during the year	(337)	(337)	529	529
Transition asset recognized during the year	2,093	2,093	-	-
Transition asset arising during the year	-	-	-	-
Total recognized in AOCI	(17,428)	110,189	1,688	(7,116)
Tax effect	6,100	(38,566)	(591)	2,491
Total recognized in AOCI, net of tax	$ (11,328)	$ 71,623	$ 1,097	$ (4,625)

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$ (7,463)	$ 68,124	$ 3,648	$ (1,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$ (67,343)	$ (7,525)	$ (74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$ (45,253)	$ (2,185)	$ (47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.10%	6.50%	6.10%	6.50%
Rate of compensation increase	3.75%	3.75%	n/a	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post Retirement Benefit Plan were as follows:

	Pension Plans		Other Post Retirement Benefit Plan
	2009	2008	2009	2008
Discount rate	6.50%	6.35%	6.50%	6.35%
Expected long term return on plan assets	7.75%	8.00%	n/a	n/a
Rate of compensation increase	3.75%	4.00%	n/a	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

In order to measure the Other Post Retirement Benefit Plan’s obligation for 2008, the Company assumed a 8.5% annual rate of increase in the per capita cost of covered healthcare benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Plan Assets

The asset allocation for the Company’s pension plans assets for 2008 measurement, by asset category, was as follows:

Asset Category	Percentage of Plan Assets
Equity Securities	54%
Debt Securities	30%
Commercial Mortgages	16%
Total	100%

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 are eligible to participate at date of hire.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

9. RETIREMENT PLANS (CONTINUED)

Savings and Investment Plan (Continued)

For RIA participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009 and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 and 2008 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million and $22.7 million, respectively.  Amounts are allocated to affiliates based on their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million and $18.1 million for the years ended December 31, 2009 and 2008, respectively. For the year ended December 31, 2010, Sun Life Services allocated $17.4 million to the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax expense (benefit) in the consolidated statements of operations for the years ended December 31 is as follows:

	2010	2009	2008

Income tax expense (benefit):
Current	$ (78,166)	$ 40,092	$ (117,496)
Deferred	149,377	295,557	(698,447)

Total income tax expense (benefit) related to continuing operations	$ 71,211	$ 335,649	$ (815,943)
Total income tax expense (benefit) related to discontinued operations	$ -	$ 40,690	$ (43,040)

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax expense (benefit) at the prescribed U.S. federal statutory income tax rate and the total amount of income tax expense (benefit) that the Company has recorded.

	2010	2009	2008

Expected federal income tax expense (benefit)	$ 71,920	$ 424,261	$ (1,029,506)
Low income housing tax credits	(2,028)	(3,880)	(4,016)
Separate account dividends received deduction	(14,702)	(16,232)	(18,144)
Prior year adjustments/settlements	5,243	1,320	(7,279)
Valuation allowance-capital losses	-	(69,670)	69,670
Goodwill impairment	11,559	-	176,886
Adjustments to tax contingency reserves	305	1,605	(932)
Other items	(1,358)	(1,949)	(2,628)

Federal income tax expense (benefit)	70,939	335,455	(815,949)
State income tax expense	272	194	6

Total income tax expense (benefit) related to continuing operations	$ 71,211	$ 335,649	$ (815,943)
Total income tax expense (benefit) related to discontinued operations	$ -	$ 40,690	$ (43,040)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2010	2009
Deferred tax assets:
Actuarial liabilities	$ 155,285	$ 369,555
Tax loss carryforwards	347,172	240,035
Investments, net	188,110	354,208
Goodwill and other impairments	47,303	59,775
Other	74,218	71,726
Gross deferred tax assets	812,088	1,095,299
Valuation allowance	-	-
Total deferred tax assets	812,088	1,095,299

Deferred tax liabilities:
Deferred policy acquisition costs	(417,791)	(545,535)
Total deferred tax liabilities	(417,791)	(545,535)

Net deferred tax asset	$ 394,297	$ 549,764

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2010 and 2009 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities, and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2010 and 2009.  At December 31, 2010, the Company’s had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforwards.  At December 31, 2009, the Company had $492.8 million of NOL carryforwards and $193.0 million of capital loss carryforwards.  If unutilized, the NOL and capital loss carryforwards will begin to expire in 2023 and 2014, respectively. The Company’s net deferred tax asset was $394.3 million and $549.8 million at December 31, 2010 and 2009, respectively.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2010, no valuation allowance was recorded against the deferred tax asset for investment losses.  During the year ended December 31, 2009, the Company released the cumulative recorded valuation allowance of $69.7 million that was initially established in 2008.  The Company believes that it is more likely than not that the deferred tax asset related to the impairment losses will be realized due to tax planning strategies executed during the year related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $31.2 million, $42.0 million and $50.7 million at December 31, 2010, 2009 and 2008, respectively.  Of the $31.2 million, $1.8 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net decreases in the tax liability for UTBs of $10.8 million, $8.7 million and $12.4 million in the years ended December 31, 2010, 2009 and 2008, respectively, resulted from the following:

	2010	2009	2008
Balance at January 1	$ 41,989	$ 50,679	$ 63,043
Gross increases related to tax positions in prior years	23,214	7,950	111,473
Gross decreases related to tax positions in prior years	(16,170)	(16,640)	(90,772)
Settlements	(20,187)	-	(33,065)
Close of tax examinations/statutes of limitations	2,371	-	-

Balance at December 31	$ 31,217	$ 41,989	$ 50,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest (income) expense.  During the years ended December 31, 2010, 2009 and 2008, the Company recognized $6.4 million, ($9.0) million and $3.4 million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $6.6 million and $4.8 million of interest accrued at December 31, 2010 and 2009, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006. The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the year ended December 31, 2010, as the Company did for the years ended December 31, 2009 and 2008.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock and net assets of Sun Life Vermont, to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings’ consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company made income tax payments of $21.1 million in 2009, and received income tax refunds of $107.1 million and $113.2 million in 2010 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2010	2009	2008

Balance at January 1	$72,953	$71,316	$74,878
Less: reinsurance recoverable	(5,710)	(5,347)	(5,921)
Net balance at January 1	67,243	65,969	68,957
Incurred related to:
Current year	83,384	86,905	79,725
Prior years	(1,823)	(5,817)	(6,557)
Total incurred	81,561	81,088	73,168
Paid losses related to:
Current year	(54,312)	(58,598)	(53,615)
Prior years	(25,627)	(21,216)	(22,541)
Total paid	(79,939)	(79,814)	(76,156)

Balance at December 31	76,181	72,953	71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at December 31	$68,865	$67,243	$65,969

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.  As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $1.8 million, $5.8 million and $6.6 million in 2010, 2009 and 2008, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 20,061,043	$ 1,742,139	66.0
Minimum Income	$ 179,878	$ 59,322	62.2
Minimum Accumulation or Withdrawal	$ 12,233,731	$ 152,571	63.2

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2009:

Benefit Type	Account Balance	Net Amount at Risk 1	Average Attained Age
Minimum Death	$ 16,947,362	$ 2,459,360	66.2
Minimum Income	$ 194,780	$ 84,591	61.5
Minimum Accumulation or Withdrawal	$ 8,866,525	$ 212,371	63.0

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change / Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The following roll-forward summarizes the change in reserve for the GMDBs and GMIBs for the year ended December 31, 2009:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2009	$201,648	$18,773	$220,421

Benefit Ratio Change / Assumption Changes	(67,157)	(6,615)	(73,772)
Incurred guaranteed benefits	37,406	2,505	39,911
Paid guaranteed benefits	(91,185)	(5,892)	(97,077)
Interest	15,555	1,287	16,842

Balance at December 31, 2009	$96,267	$10,058	$106,325

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $2.3 million and $250.5 million at December 31, 2010 and 2009, respectively. The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC and SIA for the years ended December 31:

	2010	2009
Balance at January 1	$2,173,642	$2,862,401
Acquisition costs deferred related to continuing operations	241,182	398,880
Amortized to expense of continuing operations during the year (1)	(732,265)	(1,013,681)
Adjustments related to discontinued operations	-	(73,958)
Balance at December 31	$1,682,559	$2,173,642

(1)	Includes interest, unlocking, and loss recognition components of amortization expense.

Please see Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC and SIA.  The Company tested its DAC and SIA for future recoverability and determined that the assets were not impaired at December 31, 2010.

The Company wrote down DAC and SIA by $126.0 million and $326.9 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2010 and 2009, respectively.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  The $326.9 million charge for loss recognition in 2009 was reported as a component of amortization of DAC in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2010	2009
Balance at January 1	$168,845	$179,825
Amortized to expense during the year	(33,860)	(10,980)
Balance at December 31	$134,985	$168,845

Please see Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that these assets were not impaired at December 31, 2010.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value of VOCRA was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The Company’s wholly-owned subsidiary, SLNY, sells, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the state of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the Contracts’ fixed investment option period related to policies currently in-force or sold on or after September 30, 2007.  The guarantee relieves SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a stand-alone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$-	$-	$136,175
Net investment income(1)	1,269,106	118,138	2,966	-	1,390,210
Net derivative (loss) income	(161,975)	12,685	-	-	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities	26,848	827	(724)	-	26,951
Other-than-temporary impairment losses(2)	(735)	(150)	-	-	(885)
Fee and other income	481,606	19,433	9,988	-	511,027

Total revenues	1,631,530	270,428	12,230	-	1,914,188

Benefits and expenses
				-
Interest credited	342,977	57,924	947	-	401,848
Interest expense	51,334	455	-	-	51,789
Policyowner benefits	161,979	77,590	225	-	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Other operating expenses	268,798	39,938	9,434	-	318,170

Total benefits and expenses	1,431,984	266,113	10,606	-	1,708,703

Income before income tax expense	199,546	4,315	1,624	-	205,485

Income tax expense	69,993	643	575	-	71,211
Equity in the net income of subsidiaries	4,721	-	-	(4,721)	-

Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading fixed maturity securities of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010, related to the Company’s trading securities.  Other Subs’ net investment income does not include changes in market value of trading fixed maturity securities.

(2)      SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securities	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and expenses
				-
Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156

Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS as parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading fixed maturity securities of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)      SLUS’, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Revenues

Premiums and annuity considerations	$16,066	$106,667	$-	$-	$122,733
Net investment (loss) income (1)	(1,862,501)	(112,508)	4,641	-	(1,970,368)
Net derivative loss (2)	(573,399)	(32,059)	-	-	(605,458)
Net realized investment gains, excluding impairment losses on available-for-sale securities	3,439	340	22	-	3,801
Other-than-temporary impairment losses	(25,291)	(11,326)	(5,247)	-	(41,864)
Fee and other income	436,075	9,681	4,235	-	449,991

Total revenues	(2,005,611)	(39,205)	3,651	-	(2,041,165)

Benefits and expenses

Interest credited	483,769	45,129	2,378	-	531,276
Interest expense	60,887	(602)	-	-	60,285
Policyowner benefits	306,404	80,789	3,900	-	391,093
Amortization of DAC, VOBA and VOCRA(3)	(963,422)	(82,218)	-	-	(1,045,640)
Goodwill impairment	658,051	37,788	5,611	-	701,450
Other operating expenses	214,654	44,725	2,440	-	261,819

Total benefits and expenses	760,343	125,611	14,329	-	900,283

Loss before income tax benefit	(2,765,954)	(164,816)	(10,678)	-	(2,941,448)

Income tax benefit	(772,699)	(41,418)	(1,826)	-	(815,943)
Equity in the net loss of subsidiaries	(241,586)	-	-	241,586	-

Net loss from continuing operations	(2,234,841)	(123,398)	(8,852)	241,586	(2,125,505)

Loss from discontinued operations, net of tax	-	-	(109,336)	-	(109,336)

Net loss	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)

(1)
SLUS as parent’s and SLNY’s net investment (loss) income includes a decrease in market value of trading fixed maturity securities of $2,448.8 million and $154.9 million, respectively, for the year ended December 31, 2008.

(2)
SLUS’ and SLNY’s net derivative loss for the year ended December 31, 2008 includes $165.8 million and $0.3 million, respectively, of income related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5.

(3)
SLUS’ and SLNY’s amortization of DAC, VOBA, and VOCRA for year ended December 31, 2008 includes $3.0 million and $0.2 million, respectively, of expenses related to the Company’s adoption of FASB ASC Topic 820, which is further discussed in Note 5 to the Company’s consolidated financial statements.

 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands except per share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$-	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	-	-	11,467,118
Mortgage loans	1,531,545	176,518	29,465	-	1,737,528
Derivative instruments – receivable	198,064	-	-	-	198,064
Limited partnerships	41,622	-	-	-	41,622
Real estate	161,800	-	52,865	-	214,665
Policy loans	695,607	1,217	20,584	-	717,408
Other invested assets	19,588	7,868	-	-	27,456
Short-term investments	813,745	18,994	-	-	832,739
Cash and cash equivalents	647,579	72,978	15,766	-	736,323
Investment in subsidiaries	559,344	-	-	(559,344)	-
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	-	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	-	-	1,682,559
Value of business and customer renewals acquired	130,546	4,439	-	-	134,985
Net deferred tax asset	378,078	12,057	4,162	-	394,297
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	5,166	162	-	-	5,328
Reinsurance receivable	2,184,487	162,522	77	-	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	-	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$-	$14,593,228
Future contract and policy benefits	732,368	116,946	200	-	849,514
Payable for investments purchased	44,723	104	-	-	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	-	-	-	783,000
Reinsurance payable	1,995,083	236,718	34	-	2,231,835
Derivative instruments – payable	362,023	-	-	-	362,023
Other liabilities	193,363	66,118	25,575	-	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	-	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands except in share data)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$959,156	$164,158	$52,202	$-	$1,175,516
Trading fixed maturity securities, at fair value	9,724,195	1,406,327	-	-	11,130,522
Mortgage loans	1,736,358	161,498	14,105	-	1,911,961
Derivative instruments – receivable	259,227	-	-	-	259,227
Limited partnerships	51,656	-	-	-	51,656
Real estate	158,170	-	44,107	-	202,277
Policy loans	700,974	270	21,346	-	722,590
Other invested assets	46,410	542	469	-	47,421
Short-term investments	1,208,320	58,991	-	-	1,267,311
Cash and cash equivalents	1,616,991	175,322	11,895	-	1,804,208
Investment in subsidiaries	518,560	-	-	(518,560)	-
Total investments and cash	16,980,017	1,967,108	144,124	(518,560)	18,572,689

Accrued investment income	211,725	17,051	1,815	-	230,591
Deferred policy acquisition costs and sales inducement asset	1,989,676	183,966	-	-	2,173,642
Value of business and customer renewals acquired	163,079	5,766	-	-	168,845
Net deferred tax asset	539,323	5,830	4,611	-	549,764
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	11,969	642	-	-	12,611
Reinsurance receivable	2,232,651	117,460	96	-	2,350,207
Other assets	114,177	69,161	1,975	(1,350)	183,963
Separate account assets	22,293,989	989,939	42,395	-	23,326,323

Total assets	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

LIABILITIES

Contractholder deposit funds and other policy liabilities	$15,078,201	$1,605,038	$26,350	$-	$16,709,589
Future contract and policy benefits	716,176	99,255	207	-	815,638
Payable for investments purchased	87,554	577	-	-	88,131
Accrued expenses and taxes	51,605	10,202	1,446	(1,350)	61,903
Debt payable to affiliates	883,000	-	-	-	883,000
Reinsurance payable	2,040,864	190,863	37	-	2,231,764
Derivative instruments – payable	572,910	-	-	-	572,910
Other liabilities	205,855	48,608	25,761	-	280,224
Separate account liabilities	22,293,989	989,939	42,395	-	23,326,323

Total liabilities	41,930,154	2,944,482	96,196	(1,350)	44,969,482

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,527,677	389,963	78,409	(468,372)	3,527,677
Accumulated other comprehensive income (loss)	35,244	(3,039)	701	2,338	35,244
(Accumulated deficit) retained earnings	(962,906)	30,716	17,168	(47,884)	(962,906)

Total stockholder’s equity	2,606,452	419,740	98,820	(518,560)	2,606,452

Total liabilities and stockholder’s equity	$44,536,606	$3,364,222	$195,016	$(519,910)	$47,575,934

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
 (in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:				-
Net amortization of premiums on investments	24,690	4,787	1,085	-	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Depreciation and amortization	4,418	312	953	-	5,683
Net loss (gain) on derivatives	54,168	(12,685)	-	-	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	-	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	-	-	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	-	-	67,277
Undistributed loss on private equity limited partnerships	2,339	-	-	-	2,339
Interest credited to contractholder deposits	342,977	57,924	947	-	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	-	149,377
Equity in net income of subsidiaries	(4,721)			4,721	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	-	-	(184,995)
Accrued investment income	45,884	(4,079)	-	-	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	-	129,907
Future contract and policy benefits	16,192	17,691	(7)	-	33,876
Other, net	(24,455)	42,324	(838)	-	17,031

Net cash provided by operating activities	732,999	130,445	3,836	-	867,280

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	-	498,087
Trading fixed maturity securities	3,395,725	775,025	-	-	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	-	1,000	2,010	(3,010)	-
Other invested assets	(317,388)	1,244	501	-	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	-	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	-	-	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	-	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	-	-	(64,998)
Net change in policy loans	5,367	(947)	762	-	5,182
Net change in short-term investments	394,575	39,997	-	-	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$-	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$-	$-	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	-	(3,606,335)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(30,041)	-	-	30,041	-
Capital contribution from Parent	400,000	-	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	-	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	-	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	-	(1,067,885)

Cash and cash equivalents, beginning of year	1,616,991	175,322	11,895	-	1,804,208

Cash and cash equivalents, end of year	$647,579	$72,978	$15,766	$-	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2009

	SLUS As Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Goodwill impairment	-	-	-	-	-
Equity in net income of subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONDSENSED CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of year	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of year	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Operating Activities:
Net loss from operations	$(2,234,841)	$(123,398)	$(118,188)	$241,586	$(2,234,841)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	27,009	2,663	199	-	29,871
Amortization of DAC, VOBA and VOCRA	(963,422)	(82,218)	-	-	(1,045,640)
Depreciation and amortization	5,478	311	922	-	6,711
Net loss on derivatives	522,838	32,059	1	-	554,898
Net realized losses on available-for-sale investments	21,852	10,986	5,225	-	38,063
Net decrease in fair value of trading investments	2,448,822	154,926	-	-	2,603,748
Net realized losses on trading investments	324,369	30,622	-	-	354,991
Undistributed income on private equity limited partnerships	(9,796)	-	-	-	(9,796)
Interest credited to contractholder deposits	483,769	45,129	2,378	-	531,276
Goodwill impairment	658,051	37,788	5,611	-	701,450
Equity in net loss of subsidiaries	241,586	-	-	(241,586)	-
Deferred federal income taxes	(680,276)	(15,318)	(2,843)	-	(698,437)
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(254,761)	(27,648)	-	-	(282,409)
Accrued investment income	18,562	19	(502)	-	18,079
Net reinsurance receivable/payable	145,172	66,699	4,411	-	216,282
Future contract and policy benefits	140,571	898	189	-	141,658
Other, net	29,356	122,486	(2,452)	-	149,390
Adjustment related to discontinued operations	-	-	4,315	-	4,315

Net cash provided by (used in) operating activities	924,339	256,004	(100,734)	-	1,079,609

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	89,468	6,440	5,849	-	101,757
Trading fixed maturity securities	1,469,669	194,980	143,849	-	1,808,498
Mortgage loans	258,736	15,202	20,672	-	294,610
Real estate	1,141	-	-	-	1,141
Other invested assets	629,692	64,482	(2,017)	-	692,157
Purchases of:
Available-for-sale fixed maturity securities	(107,709)	(14,027)	(7,738)	-	(129,474)
Trading fixed maturity securities	(1,005,670)	(258,714)	(910,759)	-	(2,175,143)
Mortgage loans	(23,285)	(16,650)	(19,000)	-	(58,935)
Real estate	(5,055)	-	(359)	-	(5,414)
Other invested assets	(122,447)	-	-	-	(122,447)
Net change in other investments	(285,810)	(64,154)	-	-	(349,964)
Net change in policy loans	(18,449)	(38)	1,713	-	(16,774)
Net change in short-term investments	(468,818)	(115,969)	(14,694)	-	(599,481)

Net cash provided by (used in) investing activities	$411,463	$(188,448)	$(782,484)	$-	$(559,469)

Continued on next page

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flow (continued)
For the Year Ended December 31, 2008

	SLUS as Parent	SLNY	Other Subs	Elimination	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,744,752	$330,909	$114,438	$-	$2,190,099
Withdrawals from contractholder deposit funds	(3,262,864)	(348,243)	(5,351)	-	(3,616,458)
Additional capital contribution to subsidiaries	(150,000)	-	-	150,000	-
Debt proceeds	60,000	-	115,000	-	175,000
Repayments of debt	(122,000)	-	-	-	(122,000)
Capital contribution from parent	725,000	150,000	-	(150,000)	725,000
Other, net	(12,666)	(4,134)	(14)	-	(16,814)

Net cash (used in) provided by financing activities	(1,017,778)	128,532	224,073	-	(665,173)

Net change in cash and cash equivalents	318,024	196,088	(659,145)	-	(145,033)

Cash and cash equivalents, beginning of year	415,494	65,901	688,306	-	1,169,701

Cash and cash equivalents, end of year	$733,518	$261,989	$29,161	$-	$1,024,668

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment markets, sells and administers funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  Additionally, the Company consolidates the CARS Trust as a component of the Wealth Management segment.

Individual Protection

The Individual Protection segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.

Group Protection

The Group Protection segment markets, sells and administers group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2010

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485

Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$-	$-	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing operations before income tax expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Income from continuing operations	798,360	10,155	10,470	57,540	876,525

Income from discontinued operations, net of tax	-	104,971	-	-	104,971

Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account asset	$16,396,394	$6,929,928	$-	$-	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

16. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2008

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$(2,207,978)	$84,326	$102,827	$(20,340)	$(2,041,165)
Total benefits and expenses	645,665	120,197	111,097	23,324	900,283
Loss from continuing operations before income tax benefit	(2,853,643)	(35,871)	(8,270)	(43,664)	(2,941,448)

Loss from continuing operations	(2,017,095)	(12,884)	(5,335)	(90,191)	(2,125,505)

Loss from discontinued operations, net of tax	-	(109,336)	-	-	(109,336)

Net loss	$(2,017,095)	$(122,220)	$(5,335)	$(90,191)	$(2,234,841)

Separate account asset	12,149,690	8,382,034	-	-	20,531,724
General account assets	21,207,742	3,772,934	164,123	442,156	25,586,955
Total assets	$33,357,432	$12,154,968	$164,123	$442,156	$46,118,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  For the year ended December 31, 2008, the Company followed one permitted practice relating to the treatment of its deferred tax assets.  For the years ended December 31, 2010 and 2009, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2010	2009	2008

Statutory capital and surplus	$ 2,234,153	$ 2,037,661	$ 1,949,215
Statutory net loss	$ (77,503)	$ (23,879)	$ (1,431,516)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is permitted to pay dividends up to a maximum of $188.0 million in 2011 without prior approval from the Delaware Commissioner of Insurance.

In 2010, 2009 and 2008, the Company did not pay any cash dividends to the Parent.  However in 2009, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $29.6 million in 2011 without prior approval from the New York Commissioner of Insurance.  No dividends were paid by SLNY during 2010, 2009 or 2008.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  INDY is permitted to pay dividends up to a maximum of $2.5 million in 2011 without prior approval from the Rhode Island Commissioner of Insurance.  No dividends were paid by INDY during 2010, 2009 or 2008.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2010	2009	2008
Unrealized gains (losses) on available-for-sale fixed maturity securities that were temporarily impaired	$83,926	$67,970	$(111,099)
Unrealized losses on pension and other postretirement plan adjustments	-	-	(88,721)
Changes due to non-credit OTTI losses on available-for-sale fixed maturity securities	(12,304)	(13,748)	-
Deferred income tax (expense) benefit	(25,069)	(18,978)	69,936

Accumulated other comprehensive income (loss)	$46,553	$35,244	$(129,884)

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2010 and 2009, the Company recorded benefits of $11.5 million and $15.5 million, respectively, related to the separate account DRD.  The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2010, 2009 and 2008

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s By-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities under operating leases with terms of up to five years.  As of December 31, 2010, minimum future lease payments under such leases were $40 thousand for 2011.  The Company does not have any lease commitments after 2011.

Total rental expense for the years ended December 31, 2010, 2009 and 2008 was $7.2 million, $6.9 million and $8.2 million, respectively.

Report of Independent Registered Public Accounting Firm

To the Participants in and the Board of Managers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account (the “Variable Accounts”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Variable Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Variable Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Accounts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2011

Statements of Assets and Liabilities — December 31, 2010
(000 Omitted)

	Capital	Global	Government	High	Money	Total
	Appreciation	Governments	Securities	Yield	Market	Return
	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account
Assets:
Investments—
Non-affiliated issuers, at identified cost...................................	$103,508	$5,574	$48,771	$38,891	$22,807	$85,798
Underlying funds, at cost and net asset value...........................	1,556	246	4,439	460	—	1,599
Repurchase agreements, at cost and value................................	—	—	—	—	5,330	—
Total investments, at identified cost......................................	$105,064	$5,820	$53,210	$39,351	$28,137	$87,397
Unrealized appreciation............................................................	25,170	331	2,077	816	—	12,345
Total investments, at value...................................................	$130,234	$6,151	$55,287	$40,167	$28,137	$99,742
Cash.............................................................................................	—	—	—	31	1	1
Restricted Cash.........................................................	—	—	—	5	—	—
Foreign currency, at value (identified cost, $-, $0*, $-, $-, $-, $-)	—	0*	—	—	—	—
Receivables for
Forward foreign currency exchange contracts.........................	—	22	—	—	—	—
Daily variation margin on open futures contracts....................	—	—	3	—	—	—
Investments sold.......................................................................	—	—	—	80	—	208
Units sold..................................................................................	26	—	94	—	23	69
Interest and dividends.................................................................	117	75	401	715	3	414
Receivable from investment adviser...........................................	7	9	—	9	7	11
Receivable from sponsor.............................................................	6	—	7	—	—	1
Other assets.................................................................................	4	0*	2	1	1	3
Total assets...........................................................................	$130,394	$6,257	$55,794	$41,008	$28,172	$100,449
Liabilities:
Payables for
Forward foreign currency exchange contracts..........................	$—	$34	$—	$3	$—	$—
Daily variation margin on open futures contracts.....................	—	—	—	1	—	—
Investments purchased.............................................................	—	—	—	54	—	1,020
Units surrendered.....................................................................	209	92	9	6	85	35
Payable to affiliates—
Investment adviser..................................................................	5	0*	2	2	1	4
Administrative fee...................................................................	0*	0*	0*	0*	0*	0*
Sponsor...................................................................................	—	0*	—	4	5	—
Board of Managers fees...........................................................	0*	0*	0*	0*	0*	0*
Accrued expenses and other liabilities......................................	36	40	39	45	19	51
Total liabilities.....................................................................	$250	$166	$50	$115	$110	$1,110
Net assets.........................................................................	$130,144	$6,091	$55,744	$40,893	$28,062	$99,339

*Amount is less than $500.

See notes to financial statements.

Statements of Assets and Liabilities— December 31, 2010 — continued
(000 Omitted except for unit values which are rounded for presentation purposes)

			Capital	Global	Government	High	Money	Total
			Appreciation	Governments	Securities	Yield	Market	Return
		Unit	Variable	Variable	Variable	Variable	Variable	Variable
	Unit	Value	Account	Account	Account	Account	Account	Account
Net assets applicable to contract owners:
Capital Appreciation Variable Account—
Compass 2...............................................................	1,360	$61.454	$83,568
Compass 3...............................................................	20	40.282	807
Compass 3 – Level 2...............................................	2,588	16.917	43,779
Global Governments Variable Account—
Compass 2...............................................................	55	$31.477		$1,732
Compass 3...............................................................	6	30.421		175
Compass 3 – Level 2...............................................	230	18.003		4,134
Government Securities Variable Account—
Compass 2................................................................	889	$46.717			$41,534
Compass 3................................................................	3	32.441			104
Compass 3 – Level 2................................................	667	19.168			12,778
High Yield Variable Account—
Compass 2................................................................	662	$48.077				$31,826
Compass 3................................................................	6	35.117				218
Compass 3 – Level 2................................................	428	18.963				8,115
Money Market Variable Account—
Compass 2................................................................	621	$21.247					$13,177
Compass 3................................................................	11	17.302					187
Compass 3 – Level 2................................................	1,106	13.086					14,474
Total Return Variable Account—
Compass 2................................................................	587	$51.412						$30,186
Compass 3................................................................	23	49.689						1,122
Compass 3 – Level 2................................................	2,757	24.238						66,832
Net assets applicable to owners of deferred contracts...........................................			128,154	6,041	54,416	40,159	27,838	98,140
Reserve for variable annuities—
Compass 2 Contracts.............................................................................................			1,764	11	1,289	698	181	887
Compass 3 Contracts.............................................................................................			—	—	—	—	—	—
Compass 3 – Level 2 Contracts.............................................................................			226	39	39	36	43	312
Net assets........................................................................................................			$130,144	$6,091	$55,744	$40,893	$28,062	$99,339

See notes to financial statements.

Statements of Operations — Year Ended December 31, 2010
(000 Omitted)

	Capital	Global	Government	High	Money	Total
	Appreciation	Governments	Securities	Yield	Market	Return
	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account
Net Investment income (loss):
Income—
Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ —	$172	$2,569	$3,444	$ 82	$1,829
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,736	—	—	8	—	1,411
Dividends from underlying funds . . . . . . . . . . . . . . . . . . . . . . . . . .	2	1	9	2	—	2
Foreign taxes withheld . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(37)	—	—	—	—	(12)
Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,701	$173	$2,578	$3,454	$ 82	$3,230
Expenses—
Mortality and expense risk charges . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,569	$ 84	$ 738	$ 511	$ 395	$1,243
Management fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	937	51	325	304	157	759
Boards of Managers fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	17	1	8	5	5	14
Distribution expense charge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1	0*	0*	0*	0*	3
Administrative fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	46	10	23	17	14	38
Custodian fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	31	28	30	26	9	51
Printing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8	11	10	10	14	11
Auditing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39	50	45	56	24	52
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7	7	7	8	7	7
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14	5	11	9	7	12
Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,669	$247	$1,197	$ 946	$ 632	$2,190
Fees paid indirectly . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0)*	(0)*	(0)*	(0)*	(0)*	(0)*
Reduction of expenses by investment adviser . . . . . . . . . . . . . .	(73)	(78)	—	(69)	(155)	(83)
Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,596	$169	$1,197	$ 877	$ 477	$2,107
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . .	$ (895)	$ 4	$1,381	$2,577	$(395)	$1,123
Realized and unrealized gain (loss) on investments:
Realized gain (loss) (identified cost basis)—
Investment transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 9,743	$ 84	$ 682	$1,215	$ 0*	$1,585
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	115	15	—	—
Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3)	89	—	33	—	(1)
Net realized gain (loss) on investments and foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 9,740	$173	$ 797	$1,263	$ 0*	$1,584
Change in unrealized appreciation (depreciation)—
Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,764	$ 30	$ (124)	$1,265	$ —	$5,662
Futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	24	12	—	—
Translation of assets and liabilities in foreign currencies . . . . . . .	7	11	—	(10)	—	4
Net unrealized gain (loss) on investments and foreign currency translation . . . . . . . . . . . . . . . . . . . . . . . .	$ 4,771	$ 41	$ (100)	$1,267	$ —	$5,666
Net realized and unrealized gain (loss) on investments and foreign currency . . . . . . . . . . . . . . . . . . . . . . .	$14,511	$214	$ 697	$2,530	$ 0	$7,250
Change in net assets from operations . . . . . . . . . . . . . . . . . . . . . . . .	$13,616	$218	$2,078	$5,107	$(395)	$8,373

* Amount is less than $500.

See notes to financial statements.

Statements of Changes in Net Assets
(000 Omitted)

	Capital Appreciation		Global Governments		Government Securities
	Variable Account		Variable Account		Variable Account
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009	2010	2009
Change in net assets:
From operations:
Net investment income (loss) . . . . . . . . . . .	$ (895)	$ (690)	$ 4	$ 37	$ 1,381	$ 1,734
Net realized gain (loss) on investments and
foreign currency transactions . . . . . . . . . .	9,740	(10,643)	173	59	797	658
Net unrealized gain (loss) on investments and
foreign currency translation . . . . . . . . . .	4,771	49,716	41	14	(100)	(224)
Change in net assets from operations . . .	$ 13,616	$ 38,383	$ 218	$ 110	$ 2,078	$ 2,168
Participant transactions:
Accumulation activity:
Purchase payments received . . . . . . . . . . .	$ 753	$ 754	$ 19	$ 18	$ 696	$ 601
Net transfers between variable and fixed
accumulation accounts . . . . . . . . . . . . .	(1,374)	(2,491)	(241)	85	144	(462)
Withdrawals, surrenders, annuitizations,
and contract charges . . . . . . . . . . . . . . . . . .	(14,998)	(13,276)	(1,531)	(956)	(7,933)	(8,599)
Net accumulation activity . . . . . . . . . . . . .	$ (15,619)	$ (15,013)	$(1,753)	$ (853)	$ (7,093)	$ (8,460)
Annuitization activity:
Annuitizations . . . . . . . . . . . . . . . . . . . . .	$ 76	$ 2	$ —	$ —	$ 28	$ 259
Annuity payments and contract charges . . .	(302)	(261)	(5)	(6)	(261)	(211)
Adjustments to annuity reserves . . . . . . . . . .	5	(77)	(11)	11	0*	20
Net annuitization activity . . . . . . . . . . . . .	$ (221)	$ (336)	$ (16)	$ 5	$ (233)	$ 68
Change in net assets from participant transactions .	$ (15,840)	$ (15,349)	$(1,769)	$ (848)	$ (7,326)	$ (8,392)
Total change in net assets . . . . . . . . . . . . . .	$ (2,224)	$ 23,034	$(1,551)	$ (738)	$ (5,248)	$ (6,224)
Net assets:
At beginning of period . . . . . . . . . . . . . . . . . . .	132,368	109,334	7,642	8,380	60,992	67,216
At end of period . . . . . . . . . . . . . . . . . . . . . . .	$130,144	$132,368	$ 6,091	$7,642	$55,744	$60,992

* Amount is less than $500.

See notes to financial statements.

Statements of Changes in Net Assets
(000 Omitted)

	High Yield		Money Market		Total Return
	Variable Account		Variable Account		Variable Account
	Years Ended December 31,		Years Ended December 31,		Years Ended December 31,
	2010	2009	2010	2009	2010	2009
Change in net assets:
From operations:
Net investment income (loss) . . . . . . . . . . .	$ 2,577	$ 2,962	$ (395)	$ (472)	$ 1,123	$ 1,626
Net realized gain (loss) on investments and
foreign currency transactions . . . . . . . . . .	1,263	(2,734)	0*	—	1,584	(7,657)
Net unrealized gain (loss) on investments and
foreign currency translation . . . . . . . . . .	1,267	13,451	—	—	5,666	21,444
Change in net assets from operations . . .	$ 5,107	$ 13,679	$ (395)	$ (472)	$ 8,373	$ 15,413
Participant transactions:
Accumulation activity:
Purchase payments received . . . . . . . . . . .	$ 255	$ 175	$ 235	$ 192	$ 510	$ 764
Net transfers between variable and fixed
accumulation accounts . . . . . . . . . . . . .	(510)	(1,074)	927	2,040	(1,099)	(2,849)
Withdrawals, surrenders, annuitizations,
and contract charges . . . . . . . . . . . . . . . . . .	(4,980)	(3,856)	(6,646)	(8,583)	(14,004)	(12,313)
Net accumulation activity . . . . . . . . . . . . .	$ (5,235)	$ (4,755)	$(5,484)	$ (6,351)	$ (14,593)	$ (14,398)
Annuitization activity:
Annuitizations . . . . . . . . . . . . . . . . . . . . .	$ 31	$ —	$ 18	$ 5	$ 16	$ 24
Annuity payments and contract charges . . .	(127)	(110)	(44)	(55)	(167)	(161)
Adjustments to annuity reserves . . . . . . . . . .	(0)*	(1)	(1)	(6)	46	(61)
Net annuitization activity . . . . . . . . . . . . .	$ (96)	$ (111)	$ (27)	$ (56)	$ (105)	$ (198)
Change in net assets from participant transactions .	$ (5,331)	$ (4,866)	$(5,511)	$ (6,407)	$ (14,698)	$ (14,596)
Total change in net assets . . . . . . . . . . . . . .	$ (224)	$ 8,813	$(5,906)	$ (6,879)	$ (6,325)	$ 817
Net assets:
At beginning of period . . . . . . . . . . . . . . . . . . .	41,117	32,304	33,968	40,847	105,664	104,847
At end of period . . . . . . . . . . . . . . . . . . . . . . .	$40,893	$41,117	$28,062	$33,968	$99,339	$105,664

* Amount is less than $500.

See notes to financial statements.

Financial Highlights

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Capital Appreciation Variable Account
	Compass 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$55.063	$39.750	$ 63.669	$58.101	$55.446
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.768	$ 0.685	$ 0.780	$ 0.751	$ 0.560
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.176)	(0.965)	(1.154)	(1.319)	(1.198)
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.408)	$ (0.280)	$ (0.374)	$ (0.568)	$ (0.638)
Net realized and unrealized gain (loss) on investments and foreign currency . . .	6.799	15.593	(23.545)	6.136	3.293
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 6.391	$15.313	$(23.919)	$ 5.568	$ 2.655
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$61.454	$55.063	$ 39.750	$63.669	$58.101
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.61	38.52	(37.57)	9.58	4.79
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.18	2.18	2.17	2.15	2.15
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.12	2.12	2.12	2.14	N/A
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.72)	(0.60)	(0.68)	(0.91)	(1.11)
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43	47	49	63	61
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	1,360	1,539	1,761	1,980	2,419

	Capital Appreciation Variable Account
	Compass 3
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$36.129	$26.107	$ 41.858	$38.235	$36.524
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.448	$ 0.425	$ 0.497	$ 0.490	$ 0.355
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.796)	(0.635)	(0.783)	(0.903)	(0.807)
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.308)	$ (0.210)	$ (0.286)	$ (0.413)	$ (0.452)
Net realized and unrealized gain (loss) on investments and foreign currency . . .	4.461	10.232	(15.465)	4.036	2.163
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4.153	$10.022	$(15.751)	$ 3.623	$ 1.711
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$40.282	$36.129	$ 26.107	$41.858	$38.235
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.49	38.39	(37.63)	9.48	4.69
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.28	2.28	2.27	2.25	2.25
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.22	2.22	2.22	2.24	N/A
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.85)	(0.73)	(0.81)	(1.04)	(1.30)
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43	47	49	63	61
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	20	27	46	73	128

Financial Highlights — continued

	Capital Appreciation Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$15.151	$10.932	$ 17.501	$15.963	$15.226
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.208	$ 0.186	$ 0.211	$ 0.203	$ 0.152
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.314)	(0.258)	(0.308)	(0.352)	(0.320)
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.106)	$ (0.072)	$ (0.097)	$ (0.149)	$ (0.168)
Net realized and unrealized gain (loss) on investments and foreign currency . . .	1.872	4.291	(6.472)	1.687	0.905
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.766	$4.219	$(6.569)	$ 1.538	$ 0.737
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$16.917	$15.151	$ 10.932	$17.501	$15.963
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11.66	38.59	(37.54)	9.64	4.84
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.13	2.13	2.12	2.10	2.10
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.07	2.07	2.07	2.09	N/A
Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.70)	(0.58)	(0.65)	(0.88)	(1.13)
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	43	47	49	63	61
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	2,588	2,945	3,335	3,671	4,378

(d) Per unit data is based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Global Governments Variable Account
	Compass 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$30.488	$29.979	$ 27.622	$25.732	$24.865
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.781	$ 0.885	$ 0.944	$ 1.052	$ 1.003
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.763)	(0.742)	(0.716)	(0.653)	(0.629)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.018	$ 0.143	$ 0.228	$ 0.399	$ 0.374
Net realized and unrealized gain (loss) on investments and foreign currency . . .	0.971	0.366	2.129	1.491	0.493
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.989	$ 0.509	$ 2.357	$ 1.890	$ 0.867
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$31.477	$30.488	$ 29.979	$27.622	$25.732
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.24	1.70	8.54	7.34	3.49
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.64	3.33	3.50	3.35	3.39
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.50	2.50	2.50	2.50	2.50
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.06	0.48	0.79	1.52	1.48
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55	87	111	141	118
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	55	85	91	85	104

	Global Governments Variable Account
	Compass 3
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$29.508	$29.059	$ 26.814	$25.017	$24.209
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.740	$ 0.834	$ 0.904	$ 1.044	$ 1.025
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.768)	(0.746)	(0.727)	(0.678)	(0.659)
Net investment income .(loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.028)	$ 0.088	$ 0.177	$ 0.366	$ 0.366
Net realized and unrealized gain (loss) on investments and foreign currency . . .	0.941	0.361	2.068	1.431	0.442
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.913	$0.449	$2.245	$ 1.797	$ 0.808
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$30.421	$29.508	$ 29.059	$26.814	$25.017
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.09	1.55	8.38	7.18	3.34
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.79	3.48	3.65	3.50	3.54
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.65	2.65	2.65	2.65	2.65
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.09)	0.31	0.65	1.44	1.41
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55	87	111	141	118
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	6	7	11	15	18

Financial Highlights — continued

	Global Governments Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$17.438	$17.147	$ 15.798	$14.718	$14.221
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.454	$ 0.508	$ 0.541	$ 0.608	$ 0.574
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.444)	(0.426)	(0.410)	(0.377)	(0.361)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.010	$ 0.082	$ 0.131	$ 0.231	$ 0.213
Net realized and unrealized gain (loss) on investments and foreign currency . . .	0.555	0.209	1.218	0.849	0.284
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.565	$0.291	$ 1.349	$ 1.080	$ 0.497
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$18.003	$17.438	$ 17.147	$15.798	$14.718
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.24	1.07	8.54	7.34	3.49
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.64	3.33	3.50	3.35	3.39
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.50	2.50	2.50	2.50	2.50
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.06	0.48	0.79	1.53	1.47
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	55	87	111	141	118
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	230	274	306	332	403

(d) Per unit data is based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Government Securities Variable Account
	Compass 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$45.185	$43.715	$ 40.804	$38.619	$37.679
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2.100	$ 2.152	$ 2.116	$ 2.117	$ 2.024
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.976)	(0.917)	(0.860)	(0.802)	(0.757)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.124	$ 1.235	$ 1.256	$ 1.315	$ 1.267
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . .	0.408	0.235	1.655	0.870	(0.327)
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.532	$1.470	$2.911	$ 2.185	$ 0.940
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$46.717	$45.185	$ 43.715	$40.804	$38.619
Total Return (%) (k)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.39	3.36	7.14	5.66	2.50
Ratios (%) (to average net assets):
Expenses (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.07	2.04	2.05	2.02	2.01
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.33	2.70	2.93	3.26	3.28
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33	27	45	35	17
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	889	1,010	1,151	1,269	1,538

	Government Securities Variable Account
	Compass 3
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$31.409	$30.417	$ 28.419	$26.924	$26.295
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.401	$ 1.442	$ 1.427	$ 1.470	$ 1.352
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.671)	(0.651)	(0.618)	(0.583)	(0.538)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.730	$ 0.791	$ 0.809	$ 0.887	$ 0.814
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . .	0.302	0.201	1.189	0.608	(0.185)
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.032	$0.992	$1.998	$ 1.495	$ 0.629
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$32.441	$31.409	$ 30.417	$28.419	$26.924
Total Return (%) (k)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.29	3.26	7.03	5.55	2.40
Ratios (%) (to average net assets):
Expenses (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.17	2.14	2.15	2.12	2.11
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.34	2.60	2.80	3.25	3.15
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33	27	45	35	17
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	3	10	20	28	40

Financial Highlights — continued

	Government Securities Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$18.530	$17.918	$ 16.717	$15.814	$15.421
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.837	$ 0.862	$ 0.848	$ 0.848	$ 0.813
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.387)	(0.364)	(0.342)	(0.318)	(0.300)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.450	$ 0.498	$ 0.506	$ 0.530	$ 0.513
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . .	0.188	0.114	0.695	0.373	(0.120)
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.638	$0.612	$ 1.201	$ 0.903	$ 0.393
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$19.168	$18.530	$ 17.918	$16.717	$15.814
Total Return (%) (k)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3.44	3.41	7.19	5.71	2.55
Ratios (%) (to average net assets):
Expenses (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.02	1.99	2.00	1.97	1.96
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.34	2.72	2.94	3.29	3.30
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33	27	45	35	17
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	667	731	831	889	1,054

(d) Per unit data is based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	High Yield Variable Account
	Compass 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$42.360	$29.057	$ 40.344	$40.172	$36.840
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3.913	$ 3.733	$ 3.568	$ 3.391	$ 3.121
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.995)	(0.781)	(0.817)	(0.901)	(0.847)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2.918	$ 2.952	$ 2.751	$ 2.490	$ 2.274
Net realized and unrealized gain (loss) on investments and foreign currency . . .	2.799	10.351	(14.038)	(2.318)	1.058
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 5.717	$13.303	$(11.287)	$ 0.172	$ 3.332
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$48.077	$42.360	$ 29.057	$40.344	$40.172
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13.50	47.78	(27.98)	0.43	9.04
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.37	2.35	2.36	2.25	2.32
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.20	2.20	2.20	2.20	2.22
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.36	8.18	7.28	5.96	5.84
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66	56	62	66	88
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	662	753	862	958	1,119

	High Yield Variable Account
	Compass 3
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$30.972	$21.266	$ 29.556	$29.459	$27.043
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2.791	$ 2.629	$ 2.515	$ 2.445	$ 2.212
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.749)	(0.580)	(0.613)	(0.681)	(0.635)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2.042	$ 2.049	$ 1.902	$ 1.764	$ 1.577
Net realized and unrealized gain (loss) on investments and foreign currency . . .	2.103	7.657	(10.192)	(1.667)	0.839
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4.145	$ 9.706	$ (8.290)	$ 0.097	$ 2.416
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$35.117	$30.972	$ 21.266	$29.556	$29.459
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13.38	45.64	(28.05)	0.33	8.94
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.47	2.45	2.46	2.35	2.42
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.30	2.30	2.30	2.30	2.32
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.26	8.08	7.09	5.93	5.71
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66	56	62	66	88
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	6	8	13	21	34

Financial Highlights — continued

	High Yield Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$16.700	$11.450	$ 15.890	$15.814	$14.495
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.507	$ 1.416	$ 1.380	$ 1.310	$1.2024
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.379)	(0.298)	(0.313)	(0.344)	(0.323)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.128	$ 1.118	$ 1.067	$ 0.996	$ 0.879
Net realized and unrealized gain (loss) on investments and foreign currency . . .	1.135	4.132	(5.507)	(0.890)	0.440
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2.263	$5.250	$ (4.440)	$ 0.076	$ 1.319
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$18.963	$16.700	$ 11.450	$15.890	$15.814
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	13.55	45.86	(27.94)	0.48	9.10
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.32	2.30	2.31	2.20	2.27
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.15	2.15	2.15	2.15	2.17
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6.37	8.03	7.27	5.98	5.86
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66	56	62	66	88
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	428	493	558	579	774

(d) Per unit data is based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Money Market Variable Account
	Compass 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$21.523	$21.803	$ 21.676	$20.979	$20.331
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.058	$ 0.078	$ 0.567	$ 1.145	$ 1.051
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.334)	(0.357)	(0.432)	(0.431)	(0.403)
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.276)	$ (0.279)	$ 0.135	$ 0.714	$ 0.648
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . .	0.000(w)	(0.001)	(0.008)	(0.017)(g)	—
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.276)	$(0.280)	$ 0.127	$ 0.697	$ 0.648
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$21.247	$21.523	$ 21.803	$21.676	$20.979
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.28)	(1.28)	0.58	3.32	3.19
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.06	2.01	1.99	2.00	1.95
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.56	1.66	1.97	N/A	N/A
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.28)	(1.27)	0.61	3.29	3.15
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	621	732	793	887	928

	Money Market Variable Account
	Compass 3
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$17.544	$17.790	$ 17.704	$17.152	$16.638
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.045	$ 0.066	$ 0.468	$ 0.902	$ 0.852
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.284)	(0.308)	(0.364)	(0.356)	(0.338)
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.239)	$ (0.242)	$ 0.104	$ 0.546	$ 0.514
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . .	(0.003)	(0.004)	(0.018)	0.006(g)	—
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.242)	$ (0.246)	$ 0.086	$ 0.552	$ 0.514
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$17.302	$17.544	$ 17.790	$17.704	$17.152
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.38)	(1.38)	0.49	3.22	3.09
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.16	2.11	2.09	2.10	2.05
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.66	1.76	2.07	N/A	N/A
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.39)	(1.38)	0.59	3.20	3.00
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	11	18	45	64	131

Financial Highlights — continued

	Money Market Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13.249	$13.415	$ 13.330	$12.895	$12.491
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.036	$ 0.048	$ 0.344	$ 0.695	$ 0.644
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.199)	(0.213)	(0.257)	(0.257)	(0.240)
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.163)	$ (0.165)	$ 0.087	$ 0.438	$ 0.404
Net realized and unrealized gain (loss) on investments . . . . . . . . . . . . . . . . . . . .	0.000(w)	(0.001)	(0.002)	(0.003)(g)	—
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ (0.163)	$(0.166)	$ 0.085	$ 0.435	$ 0.404
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$13.086	$13.249	$ 13.415	$13.330	$12.895
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.23)	(1.23)	0.63	3.38	3.24
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.01	1.96	1.94	1.95	1.90
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.51	1.61	1.92	N/A	N/A
Net investment income (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.24)	(1.24)	0.65	3.32	3.18
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	1,106	1,332	1,673	1,871	1,969

(d) Per unit data is based on the average number of units outstanding during each period.
(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g) The per unit amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of variable account units and the per unit amount of realized and unrealized gains and losses at such time.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.
(w) Per unit amount was less than $0.001.

See notes to financial statements.

Financial Highlights — continued

The financial highlights table is intended to help you understand the variable account’s financial performance for the past 5 years. Certain information reflects financial results for a single unit value. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the variable account held for the entire period.

	Total Return Variable Account
	Compass 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$47.266	$40.464	$ 52.709	$51.373	$46.459
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.590	$ 1.601	$ 1.748	$ 1.832	$ 1.749
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.026)	(0.892)	(1.008)	(1.126)	(1.033)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.564	$ 0.709	$ 0.740	$ 0.706	$ 0.716
Net realized and unrealized gain (loss) on investments and foreign currency . . .	3.582	6.093	(12.985)	0.630	4.198
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 4.146	$ 6.802	$(12.245)	$ 1.336	$ 4.914
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$51.412	$47.266	$ 40.464	$52.709	$51.373
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.77	16.81	(23.23)	2.60	10.58
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.18	2.18	2.16	2.12	2.14
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.10	2.10	2.10	2.11	N/A
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.13	1.64	1.52	1.30	1.46
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32	41	57	54	45
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	587	685	807	948	1,156

	Total Return Variable Account
	Compass 3
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$45.750	$39.224	$ 51.169	$49.947	$45.236
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.485	$ 1.505	$ 1.645	$ 1.770	$ 1.645
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1.038)	(0.902)	(1.033)	(1.165)	(1.051)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.447	$ 0.603	$ 0.612	$ 0.605	$ 0.594
Net realized and unrealized gain (loss) on investments and foreign currency . . .	3.492	5.923	(12.557)	0.617	4.117
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 3.939	$ 6.526	$ (11.945)	$ 1.222	$ 4.711
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$49.689	$45.750	$ 39.224	$51.169	$49.947
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.61	16.64	(23.34)	2.45	10.42
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.33	2.33	2.31	2.27	2.29
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.25	2.25	2.25	2.26	N/A
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.96	1.50	1.33	1.18	1.28
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32	41	57	54	45
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	23	48	74	107	142

Financial Highlights — continued

	Total Return Variable Account
	Compass 3 – Level 2
	Years Ended 12/31
	2010	2009	2008	2007	2006
Per unit data: (d)
Net asset value—beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$22.284	$19.077	$ 24.850	$24.220	$21.903
Investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.732	$ 0.740	$ 0.807	$ 0.849	$ 0.812
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.479)	(0.417)	(0.471)	(0.527)	(0.484)
Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 0.253	$ 0.323	$ 0.336	$ 0.322	$ 0.328
Net realized and unrealized gain (loss) on investments and foreign currency . . .	1.701	2.884	(6.109)	0.308	1.989
Change in unit value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1.954	$3.207	$ (5.773)	$ 0.630	$ 2.317
Unit value:
Net asset value—end of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$24.238	$22.284	$ 19.077	$24.850	$24.220
Total Return (%) (k)(r)(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8.77	16.81	(23.23)	2.60	10.58
Ratios (%) (to average net assets):
Expenses before expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.18	2.18	2.16	2.12	2.14
Expenses after expense reductions (f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2.10	2.10	2.10	2.11	N/A
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.10	1.61	1.49	1.28	1.44
Portfolio turnover (%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32	41	57	54	45
Number of units outstanding at end of period (000 Omitted) . . . . . . . . . . . . . . . . . .	2,757	3,136	3,572	4,116	4,695

(d) Per unit data is based on the average number of units outstanding during each year.
(f) Ratios do not reflect reductions from fees paid indirectly, if applicable.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

See notes to financial statements.

Notes to Financial Statements

(1) Business and Organization
Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Money Market Variable Account, and Total Return Variable Account (the variable account(s)) are separate accounts established by Sun Life Assurance Company of Canada (U.S.), the Sponsor, in connection with the issuance of Compass 2 and Compass 3 combination fixed/variable annuity contracts. The variable accounts operate as open-end management investment companies as those terms are defined in the Investment Company Act of 1940, as amended.

(2) Significant Accounting Policies
General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the variable accounts’ Statements of Assets and Liabilities through the date that the financial statements were issued. The High Yield Variable Account invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Government Securities Variable Account and Total Return Variable Account invest a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The Capital Appreciation Variable Account, Global Governments Variable Account, High Yield Variable Account, and Total Return Variable Account invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Pursuant to procedures approved by the Board of Managers, investments held by the Money Market Variable Account are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of the variable accounts’ investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers. Under the variable accounts’ valuation policies and procedures, market quotations are not considered to be readily available for most types of

Notes to Financial Statements — continued

debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially effected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the variable accounts’ net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the variable accounts’ net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the variable accounts’ foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each variable accounts’ net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each variable accounts’ net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the variable accounts could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each variable account determines its net asset value per share.

Various inputs are used in determining the value of each variable account’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The variable accounts’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures and forwards. The following is a summary of the levels used as of December 31, 2010 in valuing each variable account’s assets or liabilities:

Capital Appreciation Variable Account
Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities..............................................................................................	$128,677,641	$—	$—	$128,677,641
Mutual Funds...................................................................................................	1,555,872	—	—	1,555,872
Total Investments.............................................................................................	$130,233,513	$—	$—	$130,233,513

Global Governments Variable Account
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents..................	$—	$1,787,142	$—	$1,787,142
Non-U.S. Sovereign Debt.................................................................................	—	3,766,912	—	3,766,912
Corporate Bonds...............................................................................................	—	14,133	—	14,133
Residential Mortgage-Backed Securities..........................................................	—	236,614	—	236,614
Commercial Mortgage-Backed Securities........................................................	—	100,066	—	100,066
Mutual Funds....................................................................................................	246,397	—	—	246,397
Total Investments..............................................................................................	$246,397	$5,904,867	$—	$6,151,264
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Currency Contracts……………………………………………………	$—	$(12,069)	$—	$(12,069)

Government Securities Variable Account
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents..................	$—	$21,510,045	$—	$21,510,045
Municipal Bonds...............................................................................................	—	1,384,008	—	1,384,008
Corporate Bonds...............................................................................................	—	295,025	—	295,025
Residential Mortgage-Backed Securities..........................................................	—	26,544,708	—	26,544,708
Commercial Mortgage-Backed Securities........................................................	—	1,114,594	—	1,114,594
Mutual Funds....................................................................................................	4,438,810	—	—	4,438,810
Total Investments..............................................................................................	$4,438,810	$50,848,380	$—	$55,287,190
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures…………………………………………………………………………	$(14,778)	$—	$—	$(14,778)

Notes to Financial Statements — continued

High Yield Variable Account
Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States.................................................................................................	$321,132	$277,149	$—	$598,281
Non-U.S. Sovereign Debt.................................................................................	—	36,157	—	36,157
Corporate Bonds...............................................................................................	—	33,124,092	14,721	33,138,813
Commercial Mortgage-Backed Securities........................................................	—	403,755	—	403,755
Floating Rate Loans..........................................................................................	—	593,155	—	593,155
Asset-Backed Securities (including CDO’s).......................................................	—	104,992		104,992
Foreign Bonds....................................................................................................		4,832,093		4,832,093
Mutual Funds....................................................................................................	459,698	—	—	459,698
Total Investments..............................................................................................	$780,830	$39,371,393	$14,721	$40,166,944
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures	$11,966	$—	$—	$11,966
Forward Currency Contracts……………………………………………………	—	(2,741)	—	(2,741)

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Corporate Bonds	Total
Balance as of 12/31/09...........................................................................................	$6,948	$—	$6,948
Accrued discounts/premiums.................................................................................	—	—	—
Realized gain (loss)................................................................................................	(5,181)	—	(5,181)
Changes in unrealized appreciation (depreciation)................................................	(1,767)	—	(1,767)
Purchases................................................................................................................	—	—	—
Sales........................................................................................................................	—	—	—
Transfers into Level 3.............................................................................................	—	14,721	14,721
Transfers out of Level 3..........................................................................................	—	—	—
Balance as of 12/31/10............................................................................................	$0	$14,721	$14,721

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2010 is $0.

Money Market Variable Account
Investments at Value	Level 1	Level 2	Level 3	Total
Short Term Securities.......................................................................................	$—	$28,137,452	$—	$28,137,452

Total Return Variable Account
Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:	$59,217,284	$—	$—	$59,217,284
U.S. Treasury Bonds & U.S. Government Agency & Equivalents..................	—	12,892,132	—	12,892,132
Non-U.S. Sovereign Debt.................................................................................	—	1,255,384	—	1,255,384
Municipal Bonds...............................................................................................	—	190,778	—	190,778
Corporate Bonds...............................................................................................	—	6,560,644	—	6,560,644
Residential Mortgage-Backed Securities..........................................................	—	13,275,423	—	13,275,423
Commercial Mortgage-Backed Securities........................................................	—	2,028,547	—	2,028,547
Asset-Backed Securities (including CDO’s).......................................................	—	387,890	—	387,890
Foreign Bonds....................................................................................................	—	2,334,826	—	2,334,826
Mutual Funds....................................................................................................	1,598,744	—	—	1,598,744
Total Investments..............................................................................................	$60,816,028	$38,925,624	$—	$99,741,652

For further information regarding security characteristics, see the Portfolios of Investments.

Repurchase Agreements – The Money Market Variable Account entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The variable account requires that the securities collateral in a repurchase transaction be transferred to a custodian. The variable account monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the variable account under each such repurchase agreement. The variable account and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Notes to Financial Statements — continued

Inflation-Adjusted Debt Securities – The Global Governments Variable Account, Government Securities Variable Account, and Total Return Variable Account invest in inflation-adjusted debt securities issued by the U.S. Treasury. The variable accounts may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The Global Governments Variable Account, Government Securities Variable Account, and High Yield Variable Account use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the variable accounts, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the variable accounts use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments used by the variable accounts during the period include purchased options, futures contracts, and forward foreign currency exchange contracts. The Global Governments Variable Account, Government Securities Variable Account, and High Yield Variable Account period end derivatives, as presented in the Portfolios of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of their derivative activity during the period.

The following tables present, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the Global Governments Variable Account, Government Securities Variable Account, and High Yield Variable Account at December 31, 2010 as reported in the Statements of Assets and Liabilities:

Global Governments Variable Account

		Fair Value
Risk	Derivative	Asset Derivatives	Liability Derivatives
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	$21,668	$(33,737)

Government Securities Variable Account

		Fair Value(a)
Risk	Derivative	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$(14,778)

High Yield Variable Account

		Fair Value(a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$11,966	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	—	(2,741)
Equity Contracts	Purchase Equity Options	69,600	—
Total		$81,566	$(2,741)

(a) The value of purchased options outstanding is included in total investments, at value, within the variable account’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the variable account’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the variable account’s Statement of Assets and Liabilities.

Notes to Financial Statements — continued

The following tables present, by major type of derivative contract, the realized gain (loss) on derivatives held by the Global Governments Variable Account, Government Securities Variable Account, and High Yield Variable Account for the year ended December 31, 2010 as reported in the Statements of Operations:

Global Governments Variable Account

		Investment
	Foreign Currency	Transactions
Risk	Transactions	(Purchase Options)
Foreign Exchange Contracts	$91,642	$(889)
Interest Rate Contracts	—	(452)
Total	$91,642	$(1,341)

Government Securities Variable Account

Risk	Futures Contracts
Interest Rate Contracts	$115,051

High Yield Variable Account

			Investment
		Foreign Currency	Transactions
Risk	Futures Contracts	Transactions	(Purchase Options)
Interest Rate Contracts	$15,154	$—	$—
Foreign Exchange Contracts	—	32,710	—
Equity Contracts	—	—	9,278
Total	$15,154	$32,710	$9,278

The following tables present, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the Global Governments Variable Account, Government Securities Variable Account, and High Yield Variable Account for the year ended December 31, 2010 as reported in the Statements of Operations:

Global Governments Variable Account

Transaction of Assets
and Liabilities in
Risk	Foreign Currencies
Foreign Exchange Contracts	$10,431

Government Securities Variable Account

Risk	Futures Contracts
Interest Rate Contracts	$24,279

High Yield Variable Account

		Transaction of Assets
		and Liabilities in	Investments
Risk	Futures Contracts	Foreign Currencies	(Purchase Options)
Interest Rate Contracts	$11,966	$—	$—
Foreign Exchange Contracts	—	(9,060)	—
Equity Contracts	—	—	22,764
Total	$11,966	$(9,060)	$22,764

For the year ended December 31, 2010, the Capital Appreciation Variable Account, Money Market Variable Account, and Total Return Variable Account did not invest in any derivative instruments.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, Global Governments Variable Account, Government Securities Variable Account, and High Yield Variable Account attempt to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration

Notes to Financial Statements — continued

in the credit quality of the other party. The ISDA Master Agreement gives the variable accounts the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the variable accounts’ credit risk to such counterparty equal to any amounts payable by the variable account under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between the variable accounts and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the variable accounts under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolios of Investments.

Purchased Options – The Global Governments Variable Account and High Yield Variable Account purchased call and/or put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the variable accounts’ exposure to an underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statements of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statements of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the variable accounts pay a premium whether or not the option is exercised. The variable accounts’ maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the variable accounts and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the variable accounts to cover the variable accounts’ exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The Government Securities Variable Account and High Yield Variable Account entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the variable accounts are required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the variable accounts each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the variable accounts until the contract is closed or expires at which point the gain or loss on futures is realized.

The variable accounts bear the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the variable accounts may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the variable accounts since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The variable accounts’ maximum risk of loss due to counterparty credit risk is equal to the margin posted by the variable accounts to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The Global Governments Variable Account and High Yield Variable Account entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the variable accounts’ currency risk or for non-hedging purposes. For hedging purposes, the variable accounts may enter into contracts to deliver or receive foreign currency that the variable accounts will receive from or use in its normal investment activities. The variable accounts may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the variable accounts may enter into contracts with the intent of changing the relative exposure of the variable accounts’ portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the variable accounts’ maximum risk due to counterparty credit risk is the unrealized

Notes to Financial Statements — continued

gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the variable accounts and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the variable accounts to cover the variable accounts’ exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The High Yield Variable Account invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the variable account to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the variable accounts’ organizational documents, its officers and Managers may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the variable accounts. Additionally, in the normal course of business, the variable accounts enter into agreements with service providers that may contain indemnification clauses. The variable accounts’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the variable accounts that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Certain variable accounts earn certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the variable account is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The variable accounts may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the variable account or in unrealized gain/loss if the security is still held by the variable accounts. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

The Global Governments Variable Account, Government Securities Variable Account, and Total Return Variable Account entered into “TBA” (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The variable accounts hold, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the variable account may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the variable accounts’ other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.

The Global Governments Variable Account, Government Securities Variable Account, and Total Return Variable Account entered into “TBA” (to be announced) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Fees Paid Indirectly – The variable accounts’ custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the variable accounts. This amount, for the year ended December 31, 2010, is shown as a reduction of total expenses on the Statements of Operations.

Federal Income Taxes – The variable accounts are funding vehicles for individual variable annuities. The operations of the variable accounts are part of the operations of Sun Life Assurance Company of Canada (U.S.), the Sponsor, and are not taxed separately; the variable accounts are not taxed as regulated investment companies. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country’s tax rates and to the extent unrecoverable are recorded as a reduction of investment income.

Notes to Financial Statements — continued

(3) Annuity Reserves

Annuity reserves for contracts with annuity commencement dates prior to January 1, 1987 have been calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates between January 1, 1987 and December 31, 1998 have been calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 1999 have been calculated using the Annuity Mortality 2000 table. Annuity reserves for contracts in payment period are calculated using an assumed interest rate of 4%. Required adjustments are accomplished by transfers to or from the Sponsor.

(4) Transactions with Affiliates

Investment Adviser – Each variable account has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the variable accounts. The management fee is computed daily and paid monthly at the following annual rates based on a percentage of each variable account’s average daily net assets:

	Annual Rate of Management Fee	Annual Rate of Management Fee
	Based on Average	Based on Average	Effective
	Daily Net Assets	Daily Net Assets	Management
	Not Exceeding $300 Million	In Excess of $300 Million	Fees
Capital Appreciation Variable Account.................................	0.75%	0.675%	0.75%
Global Governments Variable Account.................................	0.75%	0.675%	0.75%
Government Securities Variable Account.............................	0.55%	0.495%	0.55%
High Yield Variable Account................................................	0.75%(a)	0.675%	0.70%
Money Market Variable Account...........................................	0.50%	0.500%(b)	0.11%(c)
Total Return Variable Account...............................................	0.75%	0.675%	0.75%

(a) The investment adviser has agreed in writing to reduce its management fee to 0.70% for the first $300 million of average daily net assets. This written agreement will continue until modified or rescinded by the variable account’s Board of Managers, but such agreement will continue at least until April 30, 2012. This management fee reduction amounted to $20,289, which is shown as a reduction of total expenses in the Statement of Operations.
(b) The investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $500 million. This written agreement will continue until modified or rescinded by the variable account’s contract holders. For the year ended December 31, 2010, the variable account’s average daily net assets did not exceed $500 million, and therefore, the management fee was not reduced under this agreement.
(c) During the year ended December 31, 2010, MFS voluntarily waived receipt of $122,209, of the variable account’s management fee in order to avoid a negative yield. For the year ended December 31, 2010, this voluntary waiver had the effect of reducing the management fee by 0.39% of average daily net assets on an annualized basis.

The investment adviser has agreed in writing to pay the variable accounts’ total annual operating expenses, exclusive of interest, taxes, brokerage commissions, to the extent permitted, extraordinary expenses, mortality and expense risk and distribution expense risk charges, and contract maintenance charges, such that total annual operating expenses do not exceed 1.25% annually of the average daily net assets of each variable account. These agreements are contained in the investment advisory agreement between MFS and the variable accounts and may not be rescinded without contract holder approval. For the year ended December 31, 2010, this reduction amounted to $77,670 for the Global Governments Variable Account and is reflected as a reduction of total expenses in the Statements of Operations. Each of the other variable accounts did not exceed the limit and therefore, the investment adviser did not pay any portion of the variable accounts’ expenses under this agreement. In addition, the investment adviser has agreed in writing to pay a portion of total annual operating expenses of the variable accounts listed below, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, mortality and expense risk and distribution expense risk charges, contract maintenance charges, and investment-related expenses, such that the total annual operating expenses of these variable accounts do not exceed the expense limitations indicated below, based on the average daily net assets of such variable accounts. These written agreements will continue until April 30, 2012, except for the Capital Appreciation Variable Account whose written agreement will terminate on April 30, 2011. For the year ended December 31, 2010, these reductions under this agreement amounted to the following for each variable account and are reflected as a reduction of total expenses in the Statements of Operations:

	Expense Limitation	Expense Reduction
Capital Appreciation Variable Account...................................................................	0.82%	$73,102
High Yield Variable Account..................................................................................	0.90%	48,361
Money Market Variable Account............................................................................	0.65%	32,691
Total Return Variable Account................................................................................	0.85%	83,336

Contract Charges – The Sponsor makes a deduction from the variable accounts at the end of each valuation period, during both the accumulation period and after annuity payments begin, for assuming the mortality and expense risks under the contracts. The rate of the deduction may be changed annually but in no event may it exceed 1.25% of the average net assets of each variable account attributable to Compass 3 contracts, or, with respect to Compass 2 contracts, 1.30% of the assets of Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, and Money Market Variable Account, or 1.25% of the assets of Global Governments Variable Account, and Total Return Variable Account attributable to such contracts.

For assuming the distribution expense risk under Compass 3 contracts, the Sponsor makes a deduction from the variable accounts at the end of each valuation period for the first seven contract years at an effective annual rate of 0.15% of the net assets of the variable accounts attributable to

Notes to Financial Statements — continued

such contracts. Contracts are transferred from Compass 3 to Compass 3 – Level 2 in the month following the seventh contract anniversary. No deduction is made after the seventh contract anniversary. No deduction is made with respect to assets attributable to Compass 2 contracts.

Each year, on the contract anniversary, a contract maintenance charge of $25 with respect to Compass 2 contracts and $30 with respect to Compass 3 contracts is deducted from each contract’s accumulation account and paid the Sponsor to cover administrative expenses relating to the contract. After the annuity commencement date, the annual contract maintenance charge is deducted pro rata from each annuity payment made during the year.

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges (including the distribution expense charge described above applicable to Compass 3 contracts) exceed 5% of the purchase payments made under a Compass 2 contract or 9% of the purchase payments made under a Compass 3 contract.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the variable accounts. Under an administrative services agreement, the variable accounts partially reimburse MFS the costs incurred to provide these services. The variable accounts are charged an annual fixed amount of $10,000 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2010 was equivalent to the following annual effective rate of each variable account’s average daily net assets:

	Capital	Global	Government	High	Money	Total
	Appreciation	Governments	Securities	Yield	Market	Return
	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account
Percent of average daily net assets.....................................	0.0369%	0.1469%	0.0397%	0.0421%	0.0443%	0.0375%

Managers’ and Officers’ Compensation – Each variable account pays compensation to managers in the form of a retainer, attendance fees, and additional compensation to the Board chairperson. Each variable account does not pay compensation directly to officers who are affiliated with the Investment Adviser or the Sponsor all of whom receive remuneration for their services to the variable account from MFS. Certain officers of the variable accounts are officers or directors of MFS, MFD (MFS Distributors, Inc.), and MFSC (MFS Service Center, Inc.).

Other – These variable accounts and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO. For the year ended December 31, 2010, the aggregate fees paid by the variable accounts to Tarantino LLC and Griffin Compliance LLC which are included in miscellaneous expense on the Statements of Operations were as follows:

Capital Appreciation Variable Account...................................................	$2,122
Global Governments Variable Account...................................................	118
Government Securities Variable Account.................................................	1,013
High Yield Variable Account...................................................................	697
Money Market Variable Account............................................................	535
Total Return Variable Account................................................................	1,722

All variable accounts, except the Money Market Variable Account invest in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statements of Operations. This money market fund does not pay a management fee to MFS.

(5) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
Capital Appreciation Variable Account........................................................................	$52,580,854	$68,115,033
Global Governments Variable Account.......................................................................	1,605,823	2,928,557
Government Securities Variable............................................................................	944,178	2,478,120
High Yield Variable Account...............................................................................	25,547,306	28,056,679
Total Return Variable Account.............................................................................	21,511,723	30,927,214

Purchases and sales of money market securities for the Money Market Variable Account, exclusive of securities subject to repurchase agreements, aggregated $1,691,117,654 and $1,697,032,558, respectively.

Notes to Financial Statements — continued

Purchases and sales of U.S. Government Securities, other than purchased option transactions, and short-term obligations, were as follows:

	Purchases	Sales
Global Governments Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 1,924,852	$ 1,859,115
Government Securities Variable Account . . . . . . . . . . . . . . . . . . . . . . . .	17,064,266	23,305,104
Total Return Variable Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,160,541	14,143,415

(6) Participant Transactions

The changes in net assets from changes in numbers of outstanding units were as follows:

	Year Ended 12/31/10 (000 Omitted)
			Transfers Between		Withdrawals,
			Variable Accounts		Surrenders,
	Purchase		and Fixed		Annuitizations,		Net		Net	Net
	Payments		Accumulation		and Contract		Accumulation		Annuitization	Increases
	Received		Account		Charges		Activity		Activity	(Decrease)
	Units	Dollars	Units	Dollars	Units	Dollars	Units	Dollars	Dollars	Dollars
Capital Appreciation Variable Account
Compass 2 Contracts...............................	10	$452	(16)	$(763)	(173)	$(9,653)	(179)	$(9,964)	$(223)	$(10,187)
Compass 3 Contracts...............................	3	108	(7)	(265)	(3)	(75)	(7)	(232)	—	(232)
Compass 3 Level 2 Contracts..................	18	193	(28)	(346)	(347)	(5,270)	(357)	(5,423)	2	(5,421)
		$753		$(1,374)		$(14,998)		$(15,619)	$(221)	$(15,840)
Global Governments Variable Account
Compass 2 Contracts...............................	0*	$0*	(3)	$(85)	(27)	$(835)	(30)	$(920)	$(3)	$(923)
Compass 3 Contracts…….......................	0*	13	(0)*	(40)	(1)	(17)	(1)	(44)	—	(44)
Compass 3 Level 2 Contracts..................	1	6	(7)	(116)	(38)	(679)	(44)	(789)	(13)	(802)
		$19		$(241)		$(1,531)		$(1,753)	$(16)	$(1,769)
Government Securities Variable Account
Compass 2 Contracts...............................	14	$628	(8)	$(346)	(127)	$(5,906)	(121)	$(5,624)	$(229)	$(5,853)
Compass 3 Contracts...............................	0*	14	(7)	(232)	(0)*	(7)	(7)	(225)	—	(225)
Compass 3 Level 2 Contracts..................	4	54	37	722	(105)	(2,020)	(64)	(1,244)	(4)	(1,248)
		$696		$144		$(7,933)		$(7,093)	$(233)	$(7,326)
High Yield Variable Account
Compass 2 Contracts...............................	5	$223	(10)	$(435)	(86)	$(3,880)	(91)	$(4,092)	$(85)	$(4,177)
Compass 3 Contracts...............................	0*	18	(1)	(45)	(1)	(39)	(2)	(66)	—	(66)
Compass 3 Level 2 Contracts..................	1	14	(6)	(30)	(60)	(1,061)	(65)	(1,077)	(11)	(1,088)
		$255		$(510)		$(4,980)		$(5,235)	$(96)	$(5,331)
Money Market Variable Account
Compass 2 Contracts...............................	4	$76	38	$828	(153)	$(3,286)	(111)	$(2,382)	$(23)	$(2,405)
Compass 3 Contracts...............................	1	14	(6)	(107)	(2)	(38)	(7)	(131)	—	(131)
Compass 3 Level 2 Contracts..................	13	145	13	206	(252)	(3,322)	(226)	(2,971)	(4)	(2,975)
		$235		$927		$(6,646)		$(5,484)	$(27)	$(5,511)
Total Return Variable Account
Compass 2 Contracts..............................	4	$211	(10)	$(495)	(92)	$(4,488)	(98)	$(4,772)	$(73)	$(4,845)
Compass 3 Contracts..............................	2	96	(21)	(984)	(6)	(295)	(25)	(1,183)	—	(1,183)
Compass 3 Level 2 Contracts..................	14	203	11	380	(404)	(9,221)	(379)	(8,638)	(32)	(8,670)
		$510		$(1,099)		$(14,004)		$(14,593)	$(105)	$(14,698)

*Amount is less than $500

Notes to Financial Statements — continued

	Year Ended 12/31/09 (000 Omitted)
			Transfers Between		Withdrawals,
			Variable Accounts		Surrenders,
	Purchase		and Fixed		Annuitizations,		Net		Net	Net
	Payments		Accumulation		and Contract		Accumulation		Annuitization	Increases
	Received		Account		Charges		Activity		Activity	(Decrease)
	Units	Dollars	Units	Dollars	Units	Dollars	Units	Dollars	Dollars	Dollars
Capital Appreciation Variable Account
Compass 2 Contracts...............................	12	$446	(41)	$(1,617)	(193)	$(8,537)	(222)	$(9,708)	$(316)	$(10,024)
Compass 3 Contracts...............................	4	104	(19)	(517)	(4)	(116)	(19)	(529)	(1)	(530)
Compass 3 Level 2 Contracts..................	26	204	(37)	(357)	(379)	(4,623)	(390)	(4,776)	(19)	(4,795)
		$754		$(2,491)		$(13,276)		$(15,013)	$(336)	$(15,349)
Global Governments Variable Account
Compass 2 Contracts...............................	0*	$0*	3	$90	(9)	$(282)	(6)	$(192)	$(3)	$(195)
Compass 3 Contracts…….......................	0*	13	(3)	(78)	(1)	(41)	(4)	(106)	(1)	(107)
Compass 3 Level 2 Contracts..................	1	5	4	73	(37)	(633)	(32)	(555)	9	(546)
		$18		$85		$(956)		$(853)	$5	$(848)
Government Securities Variable Account
Compass 2 Contracts..............................	9	$385	(21)	$(926)	(129)	$(5,776)	(141)	$(6,317)	$72	$(6,245)
Compass 3 Contracts...............................	1	43	(6)	(198)	(5)	(161)	(10)	(316)	—	(316)
Compass 3 Level 2 Contracts..................	11	173	35	662	(146)	(2,662)	(100)	(1,827)	(4)	(1,831)
		$601		$(462)		$(8,599)		$(8,460)	$68	$(8,392)
High Yield Variable Account
Compass 2 Contracts...............................	5	$139	(30)	$(1,030)	(84)	$(2,920)	(109)	$(3,811)	$(103)	$(3,914)
Compass 3 Contracts...............................	1	17	(3)	(76)	(3)	(58)	(5)	(117)	(1)	(118)
Compass 3 Level 2 Contracts..................	2	19	(0)*	32	(67)	(878)	(65)	(827)	(7)	(834)
		$175		$(1,074)		$(3,856)		$(4,755)	$(111)	$(4,866)
Money Market Variable Account
Compass 2 Contracts...............................	5	$86	93	$2,026	(159)	$(3,444)	(61)	$(1,332)	$(44)	$(1,376)
Compass 3 Contracts...............................	1	23	(22)	(389)	(6)	(105)	(27)	(471)	(1)	(472)
Compass 3 Level 2 Contracts..................	13	83	23	403	(377)	(5,034)	(341)	(4,548)	(11)	(4,559)
		$192		$2,040		$(8,583)		$(6,351)	$(56)	$(6,407)
Total Return Variable Account
Compass 2 Contracts...............................	6	$259	(32)	$(1,219)	(96)	$(3,902)	(122)	$(4,862)	$(142)	$(5,004)
Compass 3 Contracts...............................	3	87	(20)	(796)	(9)	(347)	(26)	(1,056)	(2)	(1,058)
Compass 3 Level 2 Contracts..................	28	418	(56)	(834)	(408)	(8,064)	(436)	(8,480)	(54)	(8,534)
		$764		$(2,849)		$(12,313)		$(14,398)	$(198)	$(14,596)

*Amount is less than $500

(7) Line of Credit

The variable accounts and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the variable accounts and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2010, the variable accounts’ commitment fee and interest expense are included in miscellaneous expense on the Statements of Operations and were as follows:

	Commitment fee	Interest expense
Capital Appreciation Variable Account...............................	$1,396	$—
Global Governments Variable Account...............................	76	—
Government Securities Variable Account............................	663	—
High Yield Variable Account...............................................	452	—
Money Market Variable Account........................................	354	—
Total Return Variable Account.............................................	1,131	—

Notes to Financial Statements — continued

(8)Transactions in Underlying Funds – Affiliated Issuers

An affiliated issuer maybe considered one in which the variable account owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, For the purposes of this report, the variable accounts assume the MFS Institutional Money Market Portfolio to be an affiliated issuer. The variable accounts’ transactions in the MFS Institutional Money Market Portfolio for the year ended December 31, 2010 are as follows:

	Underlying Funds – MFS Institutional Money Market Portfolio
	Beginning	Acquisitions	Dispositions	Ending
	Share/Par	Share/Par	Share/Par	Share/Par
	Amount	Amount	Amount	Amount
Capital Appreciation Variable Account..............................................................	1,026,944	20,629,778	(20,100,850)	1,555,872
Global Governments Variable Account..............................................................	444,688	3,532,631	(3,730,922)	246,397
Government Securities Variable Account...........................................................	2,776,082	24,895,830	(23,233,102)	4,438,810
High Yield Variable Account..............................................................................	996,965	17,139,907	(17,677,174)	459,698
Total Return Variable Account............................................................................	654,933	24,396,617	(23,452,806)	1,598,744

	Underlying Funds – MFS Institutional Money Market Portfolio
	Realized	Capital Gain	Dividend	Ending
	Gain(Loss)	Distributions	Income	Value
Capital Appreciation Variable Account.............................................................	$—	$—	$2,430	$1,555,872
Global Governments Variable Account.............................................................	$—	$—	$786	$246,397
Government Securities Variable Account..........................................................	$—	$—	$8,688	$4,438,810
High Yield Variable Account.............................................................................	$—	$—	$2,045	$459,698
Total Return Variable Account...........................................................................	$—	$—	$2,031	$1,598,744

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information - Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Consolidated Statements of Income, Years Ended December 31, 2010, 2009 and 2008;
	3.	Consolidated Balance Sheets, December 31, 2010 and 2009;
	4.	Consolidated Statements of Comprehensive Income, Years Ended December 31, 2010, 2009 and 2008;
	5.	Consolidated Statements of Stockholder's Equity, Years Ended December 31, 2010, 2009 and 2008;
	6.	Consolidated Statements of Cash Flows, Years Ended December 31, 2010, 2009 and 2008; and
	7.	Notes to Consolidated Financial Statements.

C.	Financial Statements of the Registrant (Part B)

	1.	Report of Independent Registered Public Accounting Firm;
	2.	Statements of Assets and Liabilities, December 31, 2010;
	3.	Statements of Operations, Year Ended December 31, 2010;
	4.	Statements of Changes in Net Assets, Years Ended December 31, 2010 and 2009;
	5.	Financial Highlights; and
	6.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the Depositor dated August 11, 2011, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account L and the reorganization of the Registrant from a managed separate account to a unit investment trust (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 002-79141, filed on September 13, 2011);

(2)	Not Applicable;

(3)(a)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83364, filed on or about April 27, 2009);

(3)(a)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

3(a)(ii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

3(a)(iii)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(b)(i)
Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998); and

(4))
Individual Flexible Payment Deferred Annuity Contract (Compass 2 Variable Annuity Contract) (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-3, File No. 002-79141, filed on March 6, 1998);

(5)
Application used with the annuity contract filed as Exhibit 4 (Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-3, File No. 002-79141, filed on March 6, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004)

(7)	Not Applicable;

(8)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed on May 28, 2004);

(9)	Opinion of Counsel and Consent to its use as to the legality of the securities being registered;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor’s Form 10-K Annual Report for the fiscal year ended December 31, 2010, filed on March 29, 2011);

(12)	Not Applicable;

(13)
Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F of the Registrant on Form N-4, File No. 33-41628, filed on April 29, 1998)

(14)(a)	Powers of Attorney (Incorporated herein by reference to Post-Effective No. 32 to the Registration Statement on Form N-4, File No. 33-19628, filed on September 13, 2011);

(14)(a)(i)	Powers of Attorney of Larry R. Madge and Michael K. Moran;*

(14)(b)
Resolution of the Board of Directors of the depositor dated March 24, 2011 authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 27, 2011);

(15)
Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 27, 2011).

*   To be filed by amendment.
** Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Stephen L. Deschenes Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Retirement Income Solutions and Director

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman

Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Sun Life Financial U.S. Operations

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Inforce Management

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Michael E. Shunney Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, U.S. Distribution

Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Chief Actuary

Janet Whitehouse Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Individual Solutions

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-4, File No. 333-83516, filed April 27, 2011.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS

As of October 31, 2011 there were 5,503 qualified and 1,910 non-qualified Contracts.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which as filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004), provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.). Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, I, and K; Keyport Variable Account A; KMA Variable Account;, Keyport Variable Account I;, KBL Variable Account A;, KBL Variable Annuity Account;, and Sun Life (N.Y.) Variable Accounts A, B, C, D and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter
	Michael E. Shunney	President
	Terrance J. Mullen	Director
	Scott M. Davis	Director
	Ronald H. Friesen	Director
	Kerri R. Ansello	Secretary
	Michael S. Bloom	Assistant Secretary
	Paul Finnegan	Anti-Money Laundering Compliance Officer
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle Greco	Senior Counsel
	Jie Cheng	Tax Assistant Vice President
	Maryellen Percucco	Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is, One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)
Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 2nd day of December, 2011.

MONEY MARKET VARIABLE ACCOUNT
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	December 2, 2011
Westley V. Thompson	(Principal Executive Officer)

/s/ Larry R. Madge*	Senior Vice President and Chief Financial Officer	December 2, 2011
Larry R. Madge	and Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran*	Vice President and Chief Accounting Officer	December 2, 2011
Michael K. Moran	(Principal Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	December, 2011
Sandra M. DaDalt	Scott M. Davis, Director
Stephen L. Deschenes, Director

* Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 27, 2011). Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 33-19628, filed September 13, 2011. Powers of attorney for Larry R. Madge and Michael K. Moran are included as Exhibit 14(a)(i).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 2nd day of December, 2011.

MONEY MARKET VARIABLE ACCOUNT
(Registrant)

By:	MARIA F. DIORIODWYER *
Name:	Maria F. DiOrioDwyer
Title:	President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants indicated on December 2, 2011.

SIGNATURE	TITLE

J. KERMIT BIRCHFIELD*	Chairman
J. Kermit Birchfield

MARIA F. DIORIODWYER*	President (Principal Executive Officer)
Maria F. DiOrioDwyer

JOHN M. CORCORAN*	Principal Financial Officer and
John M. Corcoran	Principal Accounting Officer

ROBERT C. BISHOP*	Member of the Boards of Managers
Robert C. Bishop

FREDERICK H. DULLES*	Member of the Boards of Managers
Frederick H. Dulles

DAVID D. HORN*	Member of the Boards of Managers
David D. Horn

MARCIA A. KEAN*	Member of the Boards of Managers
Marcia A. Kean

RONALD G. STEINHART*	Member of the Boards of Managers
Ronald G. Steinhart

Member of the Boards of Managers
Haviland Wright

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton
as Attorney-in-fact

Executed By Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney; incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-4, File No. 333-19628, filed September 13, 2011

Exhibits

(9)	Opinion of Counsel and Consent to its use as to the legality of the securities being registered

(10)(a)	Consent of Independent Registered Public Accounting Firm

14(a)(i)	Powers of Attorney for Larry R. Madge and Michael K. Moran